UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR-A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified Emerging Markets Fund

BNY Mellon International Equity Fund

BNY Mellon Small Cap Growth Fund

BNY Mellon Small Cap Value Fund

BNY Mellon Small/Mid Cap Growth Fund

BNY Mellon Tax Sensitive Total Return Bond Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Diversified Emerging Markets Fund

ANNUAL REPORT September 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through September 30, 2021, as provided by portfolio managers Julianne McHugh and Peter D. Goslin, CFA, of Newton Investment Management North America, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2021, BNY Mellon Diversified Emerging Markets Fund’s Class A shares produced a total return of 19.15%, Class C shares returned 18.26%, Class I shares returned 19.65% and Class Y shares returned 19.68%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a return of 18.20% for the same period.2

Emerging-markets stocks posted positive returns during the reporting period, supported by government stimulus programs, accommodative central bank policies and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The two underlying strategies and the one underlying fund in which the fund invested during the reporting period each outperformed the Index.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager-of-managers” approach by selecting one or more experienced investment managers to serve as sub-advisers to the fund. The fund also uses a “fund-of-funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among the emerging-market equity strategies that are separately employed by: (i) Newton Investment Management North America, LLC (Newton), the fund’s sub-adviser, through its Active Equity portfolio management team (the Active Equity Strategy); (ii) Newton through its Multi-Factor Equity portfolio management team (the Multi-Factor Equity Strategy); and (iii) BNY Mellon Global Emerging Markets Fund, an affiliated underlying fund, which is sub-advised by Newton Investment Management Limited (the Newton Fund). BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations.

Government Policies and Pandemic Recovery Spur Equity Markets

The first month of the reporting period saw elevated levels of market volatility as increasing COVID-19 infection rates began to concern investors. However, resolution of the U.S. presidential election and promising progress toward a COVID-19 vaccine in November 2020 helped stocks advance. December 2020 brought vaccine approvals and passage of a second, U.S. pandemic-related, fiscal stimulus package, both of which helped to support the rally into the new year. In 2021, equity strength rotated out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening.

While few emerging-market governments provided levels of economic stimulus as generous as those granted in the United States, most emerging markets benefited from accommodative central bank monetary policies and progress toward pandemic recovery. In particular, stocks in energy- and commodity-producing countries rose as global demand increased, and prices of industrial materials climbed, while more defensive and economically sensitive areas, such as utilities and health care, lagged. Top-performing emerging markets included Russia and India, while the weakest performers included Peru and Singapore. Emerging-market stocks peaked in mid-February 2021, after which the spread of the Delta variant of the COVID-19 virus introduced more uncertainty into investor’s calculations. Slowing economic growth in China and increasing inflationary pressures further weighed on emerging-market equity performance, causing many market sectors to trend lower through the end of the period.

Underlying Fund and Strategies Contribute Positively

The Multi-Factor Equity Strategy delivered strong, absolute and relative performance in a period when investors rewarded value and dividend-yielding stocks and generally penalized growth and momentum stocks. The strategy, which focuses on investment factors such as value, quality and momentum in building the portfolio, benefited from the outperformance of dividend yield and value factors, while growth factors detracted. Stock selection in the energy and materials sectors contributed positively, as did positions in companies based in China and South Africa. Top-performing holdings included shares in Hong Kong-based Yanzhou Coal Mining, financial services provider Sberbank of Russia and India-based automotive company Tata Motors. Conversely, stock selection in the industrials, materials and health care sectors detracted from performance, as did selection among companies located in Malaysia and Taiwan. Notably weak holdings included positions in China-based internet services company Baidu, Hong Kong-based heavy machinery maker Sinotruk and China-based building materials producer China Resources Cement Holdings.

The Newton Fund outperformed the Index due to strong positioning in the information technology and materials sectors, as well as notably positive contributions from investments in India and South Korea. Several top performers were part of the electric-vehicle (EV) supply chain, which benefited from strong EV sales numbers, coupled with the U.S. administration’s push for renewable energy and other climate measures. Such holdings included South Korean battery maker Samsung SDI, South Korean copper foils producer Iljin Materials, and lithium producers U.S.-based Livent and Australia-based Orocobre. Another top holding, China-based solar-energy stock LONGi Green Energy Technology, rose, in part, on optimism about Chinese government pledges to become carbon neutral. India-based internet classified advertising company Info Edge India also bolstered returns as expectations for a fast recovery in demand following the impact of the Delta variant drove share prices higher. On the negative side, stock selection in financials detracted most from relative returns, largely due to positioning in insurance and underweight exposure to banks, which performed well. A multi-year-high oil price drove strong performance in energy-heavy markets such as Russia, Brazil and Saudi Arabia, where the fund held limited or no exposure.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Individual holdings that materially undermined performance included three China-based holdings: education provider New Oriental Education & Technology Group, online music platform Tencent Music Entertainment Group and Ping An Insurance Group Company of China, all of which were hurt by regulatory concerns, along with other factors.

The Active Equity Strategy posted positive absolute and relative performance, in part due to security selection and allocation decisions in the consumer discretionary sector. While consumer discretionary was the worst-performing sector on an absolute basis in the Index, producing double-digit negative returns, the portfolio generated positive returns in the sector, benefiting on a relative basis from its underweight position and strong stock selection. The fund’s leading performer, Taiwanese e-commerce services group momo.com, advanced over 113% during the period on rising e-commerce penetration. The company attracted new customers and improved stickiness by optimizing its app and payment experiences, and by providing better delivery service. From a country perspective, positions in Taiwan provided the strongest boost to performance, led by momo.com, described above. Another top Taiwan-based holding, industrial shipping group Evergreen Marine, benefited from ongoing inventory stocking off of low bases and tight supply, leading to strong pricing power. Shares in financial leasing company Chailease Holding, benefited from the company’s improved asset quality and its strong positioning as a quality provider in China with limited policy risks. Conversely, stock selection in the communication services sector detracted from returns, primarily due to a position in Chinese mobile gaming and e-commerce giant Tencent Holdings. The stock lagged as earnings expectations were revised downward, and the Chinese government attempted to curtail video game playing among minors. Relative and absolute performance also suffered due to the fund’s underweight exposure and disappointing stock selection in Saudi Arabia.

Finding Opportunities in the Current Environment

Emerging markets face a variety of challenges as of the end of the reporting period. Asset prices over the short term are likely to be influenced by commodity prices, the strength of the U.S. dollar and the impact of inflationary pressures, particularly in the United States. In China, markets have come under pressure from regulatory issues, the reimposition of some COVID-19 restrictions and concerns about possible systemic financial risk stemming from the potential collapse of the China Evergrande Group, the country’s largest property developer. Supply- chain disruptions and ongoing pandemic-related problems are also affecting a wide range of emerging markets. On the other hand, most central banks have maintained accommodative monetary policies, and increasingly widespread vaccine distribution is gradually driving infection rates lower throughout the world, allowing an increasing number of markets to reopen. Income-growth levels are relatively high, and we see rapid increases in emerging-market product penetration and scope for industry consolidation. In this environment of exciting innovation and change, with pockets of sustainably fast economic growth, each of the fund’s underlying strategies continues to find attractive opportunities that meet their investment criteria across a wide variety of markets and industry groups.

October 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among investment strategies, sub-advisers and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, sub-adviser or underlying fund will achieve its particular investment objective.

Each strategy of the sub-adviser makes investment decisions independently, and it is possible that the investment styles of the individual strategies of the sub-adviser may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Diversified Emerging Markets Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Diversified Emerging Markets Fund on 9/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Diversified Emerging Markets Fund with a hypothetical investment of $1,000,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Diversified Emerging Markets Fund on 9/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/2021
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (5.75%)	3/31/09	12.29%	8.18%	5.67%
without sales charge	3/31/09	19.15%	9.47%	6.30%
Class C shares
with applicable redemption charge †	3/31/09	17.26%	8.55%	5.45%
without redemption	3/31/09	18.26%	8.55%	5.45%
Class I shares	7/10/06	19.65%	10.00%	6.78%
Class Y shares	1/31/14	19.68%	10.07%	6.85%††
MSCI Emerging Markets Index		18.20%	9.23%	6.09%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified Emerging Markets Fund from April 1, 2021 to September 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.67	$11.35	$5.30	$5.00
Ending value (after expenses)	$973.20	$969.20	$975.30	$975.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.84	$11.61	$5.42	$5.11
Ending value (after expenses)	$1,017.30	$1,013.54	$1,019.70	$1,020.00
†

Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class A, 2.30% for Class C, 1.07% for Class I and 1.01% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2021

Description	Shares		Value ($)
Common Stocks - 62.5%
Brazil - 3.1%
B3 - Brasil Bolsa Balcao	202,200		474,520
Banco do Brasil	67,300		358,389
Cia de Saneamento de Minas Gerais-COPASA	184,600		468,131
Cia Siderurgica Nacional	30,800		162,774
Cyrela Brazil Realty Empreendimentos e Participacoes	199,600		656,079
IRB Brasil Resseguros	10,400		9,071
JBS	56,300		382,312
Minerva	234,400		448,936
Petroleo Brasileiro, ADR	159,057		1,644,649
TIM	10,300		22,167
Vale	72,200		1,005,623
WEG	50,300		364,844
			5,997,495
Chile - .1%
Cencosud	83,486		161,453
Enel Americas	775,040		91,709
Enel Generacion Chile	63,326		15,436
			268,598
China - 17.7%
Agile Group Holdings	340,000		316,575
Agricultural Bank of China, Cl. H	1,323,000		452,292
Alibaba Group Holding, ADR	17,271	[a]	2,556,972
Aluminum Corp. of China, Cl. H	380,000	[a]	285,584
Anhui Conch Cement, Cl. H	87,200		469,041
ANTA Sports Products	14,200		266,073
BAIC Motor, Cl. H	109,000	[b]	37,400
Baidu, ADR	5,876	[a]	903,435
CGN Power, Cl. H	1,735,000	[b]	527,318
China CITIC Bank, Cl. H	1,374,000		619,968
China Construction Bank, Cl. H	2,677,700		1,899,422
China Everbright Bank, Cl. A	697,200		364,061
China Evergrande Group	38,000		14,290
China Galaxy Securities, Cl. H	1,136,500		657,984
China Life Insurance, Cl. H	188,400		307,259
China Medical System Holdings	155,100		280,326
China Merchants Bank, Cl. H	84,000		666,709
China National Building Material, Cl. H	141,800		191,307
China Pacific Insurance Group, Cl. H	64,100		188,501

Description	Shares		Value ($)
Common Stocks - 62.5% (continued)
China - 17.7% (continued)
China Resources Sanjiu Medical & Pharmaceutical, Cl. A	127,195		556,748
China Shenhua Energy, Cl. H	839,700		1,961,322
China Vanke, Cl. H	13,400		36,626
Chongqing Rural Commercial Bank, Cl. H	716,700		260,829
Cosco Shipping Holdings, Cl. H	781,950	[a,c]	1,183,926
Country Garden Services Holdings	26,000		204,040
ENN Energy Holdings	60,500		990,738
Fosun International	155,100		188,441
GSX Techedu, ADR	657	[a]	2,017
Haier Smart Home, CI. H	198,400		696,976
Hello Group, ADR	10,225	[a]	108,180
Industrial Bank, Cl. A	124,900		353,849
JD.com, ADR	10,871	[a]	785,321
Lenovo Group	646,100		693,093
Li Ning	40,500		467,205
Longfor Group Holdings	8,500	[b]	39,062
Lonking Holdings	1,390,000		418,414
Meituan, Cl. B	8,800	[a,b]	274,795
NetDragon Websoft Holdings	203,000		457,575
NetEase, ADR	8,386		716,164
New China Life Insurance, Cl. H	262,100		771,972
NIO, ADR	12,019	[a]	428,237
Pinduoduo, ADR	3,156	[a]	286,154
Ping An Insurance Group Company of China, Cl. H	75,000		508,915
Shandong Weigao Group Medical Polymer, Cl. H	6,800		12,007
Shanghai Pharmaceuticals Holding, Cl. H	277,500		535,039
Sinopharm Group, Cl. H	204,600		531,414
Sinotruk Hong Kong	346,200		513,010
Tencent Holdings	123,900		7,264,779
Tingyi Cayman Islands Holding	175,200		325,540
Uni-President China Holdings	563,100		537,878
Vipshop Holdings, ADR	16,044	[a]	178,730
Weichai Power, Cl. H	124,000		256,843
Yanzhou Coal Mining, Cl. H	118,700		224,165
Yihai International Holding	6,000		33,205
Yum China Holdings	1,615		93,848
Zhongsheng Group Holdings	53,200		427,590
Zoomlion Heavy Industry Science & Technology, Cl. H	390,300		348,477
			34,677,641

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 62.5% (continued)
Colombia - .1%
Interconexion Electrica	41,885		249,696
Greece - .1%
Hellenic Telecommunications Organization	15,055		281,375
Hong Kong - 1.8%
Bosideng International Holdings	1,454,500		1,026,794
China Overseas Land & Investment	19,700		44,792
China Resources Cement Holdings	497,100		478,212
China Resources Land	34,000		143,010
China Taiping Insurance Holdings	149,600		226,540
Cosco Shipping Ports	162,000		140,055
Kingboard Laminates Holdings	9,500		15,488
Kunlun Energy	182,000		189,179
Shanghai Industrial Urban Development Group	106,200		9,268
Shimao Group Holdings	196,500		358,531
SITC International Holdings	226,000		805,727
			3,437,596
Hungary - .3%
MOL Hungarian Oil & Gas	1,658		13,791
Richter Gedeon	20,556		559,531
			573,322
India - 7.0%
Aurobindo Pharma	12,974		125,127
Cipla	42,196		559,197
Colgate-Palmolive India	15,955		356,572
Glenmark Pharmaceuticals	58,635		400,892
Hero MotoCorp	15,267		578,313
Hindalco Industries	14,486		94,863
Hindustan Unilever	4,503		163,764
Housing Development Finance	25,321		926,616
Indian Oil	135,910		226,498
Indus Towers	294,924		1,213,476
Infosys	82,082		1,827,299
ITC	162,472		513,491
Mindtree	23,028		1,296,485
Motherson Sumi Systems	251,963		758,699
Power Grid Corporation of India	209,103		530,201
REC	217,653		460,791
Tata Consultancy Services	14,651		741,883
Tata Motors	115,389	[a]	511,134
Tata Steel	42,326		721,523
Tech Mahindra	52,026		963,382

Description	Shares	Value ($)
Common Stocks - 62.5% (continued)
India - 7.0% (continued)
The Tata Power Company	316	670
Wipro	94,230	797,319
		13,768,195
Indonesia - .6%
Gudang Garam	52,600	119,330
Indah Kiat Pulp & Paper	205,800	122,999
Indofood CBP Sukses Makmur	289,200	168,374
Indofood Sukses Makmur	1,514,100	668,923
XL Axiata	168,500	35,578
		1,115,204
Malaysia - .8%
Hartalega Holdings	137,900	202,013
RHB Bank	432,600	563,579
Sime Darby	862,300	465,236
Supermax	162,600	92,294
Telekom Malaysia	133,300	180,718
Top Glove	192,900	132,645
		1,636,485
Mexico - .8%
America Movil, Ser. L	1,013,600	897,148
Coca-Cola Femsa	6,455	36,438
Fibra Uno Administracion	14,100	16,046
Grupo Mexico, Ser. B	131,900	524,494
		1,474,126
Philippines - .6%
Aboitiz Equity Ventures	274,540	260,753
Ayala Land	49,700	32,441
International Container Terminal Services	198,240	757,394
Metro Pacific Investments	69,000	4,909
SM Prime Holdings	53,300	34,182
		1,089,679
Poland - .4%
CD Projekt	549	26,319
KGHM Polska Miedz	6,765	267,823
Polskie Gornictwo Naftowe i Gazownictwo	258,717	420,078
		714,220
Qatar - .3%
The Commercial Bank	367,071	621,351
Russia - 3.0%
Lukoil, ADR	23,590	2,245,894
MMC Norilsk Nickel, ADR	11,884	351,794

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 62.5% (continued)
Russia - 3.0% (continued)
Sberbank of Russia, ADR	130,439		2,423,587
Sistema, GDR	3,791		27,599
Tatneft, ADR	7,187		311,138
X5 Retail Group, GDR	16,162		521,021
			5,881,033
Saudi Arabia - 1.1%
Al Rajhi Bank	34,913		1,141,165
Bupa Arabia for Cooperative Insurance	4,391		174,734
Jarir Marketing	601		33,590
Sahara International Petrochemical	32,728		378,988
Saudi Kayan Petrochemical	30,475	[a]	166,509
Saudi Telecom	7,839		265,545
The Savola Group	2,586		25,840
			2,186,371
South Africa - 2.4%
Anglo American Platinum	440		38,079
AngloGold Ashanti	6,995		111,277
Growthpoint Properties	19,308		18,334
Impala Platinum Holdings	67,420		754,311
Investec	102,583		445,057
Kumba Iron Ore	6,473		213,142
MTN Group	81,257		762,620
MultiChoice Group	58,484		442,658
Ninety One	199		667
Redefine Properties	23,055	[a]	6,993
Resilient REIT	2,623		9,929
Sibanye Stillwater	404,868		1,247,593
The Foschini Group	71,552	[c]	647,139
			4,697,799
South Korea - 9.2%
Celltrion	1,231	[a]	269,507
CJ CheilJedang	973		333,578
DB Insurance	12,358		656,077
DGB Financial Group	46,082		381,967
DL E&C	303	[a]	33,787
Dl Holdings	299		18,985
Doosan Bobcat	9,150		304,044
Doosan Heavy Industries & Construction	5,625	[a]	96,131
Fila Holdings	3,919		140,123
Hana Financial Group	13,604		525,098
Hyundai Glovis	2,138		295,190
Hyundai Mobis	6,386		1,345,914
Kakao	3,126		306,232

Description	Shares		Value ($)
Common Stocks - 62.5% (continued)
South Korea - 9.2% (continued)
KB Financial Group	13,471		626,376
Kia Motors	13,978		944,432
Korea Investment Holdings	7,807		560,411
Kumho Petrochemical	7,891		1,251,108
LG Electronics	8,257		875,990
Mirae Asset Securities	89,087		642,727
NAVER	94		30,629
Osstem Implant	4,156		465,628
POSCO	3,209		891,895
Posco International	1,167		23,104
Samsung Biologics	20	[a,b]	14,638
Samsung Electronics	83,883		5,220,778
Samsung Securities	20,600		822,934
Seegene	1,176		60,459
Shinhan Financial Group	26,462		888,800
			18,026,542
Taiwan - 11.1%
Accton Technology	20,000		188,039
Acer	112,000		99,115
Asustek Computer	10,000		116,196
Chailease Holding	344,489		3,027,032
China Development Financial Holding	489,000		245,856
EVA Airways	514,000	[a]	342,945
Evergreen Marine	271,000		1,191,179
Hotai Motor	15,000		314,148
Innolux	348,000		209,370
MediaTek	81,000		2,610,898
Micro-Star International	31,000		141,705
momo.com	34,400		1,997,565
Nanya Technology	91,000		212,005
Powertech Technology	76,000		281,066
Realtek Semiconductor	43,000		757,787
Standard Foods	2,000		3,689
Taiwan Semiconductor Manufacturing	460,600		9,498,053
United Microelectronics	252,000		575,026
			21,811,674
Thailand - .8%
Advanced Info Service, NVDR	43,100		249,414
Krungthai Card	9,400		15,172
PTT Exploration & Production, NVDR	28,400		98,181
Sri Trang Gloves Thailand	389,500		358,263
Thai Union Group, NVDR	677,600		433,265

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 62.5% (continued)
Thailand - .8% (continued)
Thanachart Capital		306,300		305,016
				1,459,311
Turkey - .7%
BIM Birlesik Magazalar		63,208		454,322
Emlak Konut Gayrimenkul Yatirim Ortakligi		16,452		3,310
Eregli Demir ve Celik Fabrikalari		390,139		729,115
KOC Holding		12,447		31,595
Turkcell Iletisim Hizmetleri		97,088		167,341
				1,385,683
United Arab Emirates - .2%
Abu Dhabi National Oil Co. for Distribution		292,398		332,076
Dubai Islamic Bank		13,689		18,411
Emaar Properties		34,567		38,351
				388,838
Uruguay - .3%
Globant		2,168	[a]	609,230
Total Common Stocks (cost $92,608,578)				122,351,464

Exchange-Traded Funds - 1.3%
United States - 1.3%
iShares MSCI Emerging Markets ETF (cost $2,647,456)		51,611		2,600,163
	Preferred Dividend Yield (%)
Preferred Stocks - .9%
Brazil - .6%
Cia Energetica de Minas Gerais	5.36	164,152		422,004
Cia Paranaense de Energia, Cl. B	22.84	569,300		764,189
				1,186,193
South Korea - .3%
Samsung Electronics		8,596		503,146
Total Preferred Stocks (cost $1,393,677)				1,689,339
		Number of Rights
Rights - .0%
Taiwan - .0%
EVA Airways expiring 10/1/2021 (cost $0)		8,402		0

Description	1-Day Yield (%)
		Shares		Value ($)
Investment Companies - 35.3%
Registered Investment Companies - 35.3%
BNY Mellon Global Emerging Markets Fund, Cl. Y (cost $33,096,133)		2,559,794	[d]	69,242,437

Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,132,530)	0.02	1,132,530	[d]	1,132,530
Total Investments (cost $130,878,374)		100.6%		197,015,933
Liabilities, Less Cash and Receivables		(.6%)		(1,127,404)
Net Assets		100.0%		195,888,529

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $893,213 or .46% of net assets.

c Security, or portion thereof, on loan. At September 30, 2021, the value of the fund’s securities on loan was $1,067,509 and the value of the collateral was $1,132,530.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	37.2
Semiconductors & Semiconductor Equipment	7.2
Banks	6.8
Materials	5.3
Media & Entertainment	5.2
Retailing	4.0
Technology Hardware & Equipment	3.7
Energy	3.6
Diversified Financials	3.6
Software & Services	3.2
Transportation	2.4
Automobiles & Components	2.4
Utilities	2.2
Consumer Durables & Apparel	2.1
Telecommunication Services	2.1
Food, Beverage & Tobacco	2.1
Capital Goods	1.7
Insurance	1.6
Pharmaceuticals Biotechnology & Life Sciences	1.4
Health Care Equipment & Services	1.2
Real Estate	.7
Food & Staples Retailing	.6
Household & Personal Products	.3
Consumer Services	.0
100.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/2020 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Registered Investment Companies;
BNY Mellon Global Emerging Markets Fund, Cl. Y	57,827,175	7,687,122		(10,182,281)	1,801,961
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	21,750	447,527		(469,277)	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	27,665,819		(26,533,289)	-
Total	57,848,925	35,800,468		(37,184,847)	1,801,961

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 9/30/2021 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
BNY Mellon Global Emerging Markets Fund, Cl. Y	12,108,460	69,242,437	35.3	231,405
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	-	-	32†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	1,132,530.6		5,893†††
Total	12,108,460	70,374,967	35.9	237,330

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup
United States Dollar	122,134	South African Rand	1,844,550	10/4/2021	(285)
Hong Kong Dollar	591,890	United States Dollar	75,989	10/4/2021	45
Gross Unrealized Appreciation					45
Gross Unrealized Depreciation					(285)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,067,509)—Note 1(c):
Unaffiliated issuers	96,649,711	126,640,966
Affiliated issuers	34,228,663	70,374,967
Cash		557,724
Cash denominated in foreign currency	1,521,757	1,499,210
Receivable for investment securities sold		450,402
Dividends and securities lending income receivable		178,758
Receivable for shares of Beneficial Interest subscribed		17,309
Tax reclaim receivable—Note 1(b)		5,509
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		45
Prepaid expenses		27,001
		199,751,891
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		213,722
Payable for shares of Beneficial Interest redeemed		1,690,311
Liability for securities on loan—Note 1(c)		1,132,530
Foreign capital gains tax payable—Note 1(b)		418,719
Payable for investment securities purchased		329,107
Trustees’ fees and expenses payable		1,255
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		285
Other accrued expenses		77,433
		3,863,362
Net Assets ($)		195,888,529
Composition of Net Assets ($):
Paid-in capital		141,968,710
Total distributable earnings (loss)		53,919,819
Net Assets ($)		195,888,529

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	511,826	13,051	6,257,923	189,105,729
Shares Outstanding	16,756	460.19	206,183	6,221,934
Net Asset Value Per Share ($)	30.55	28.36	30.35	30.39

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2021

Investment Income ($):
Income:
Cash dividends (net of $549,926 foreign taxes withheld at source):
Unaffiliated issuers	4,521,782
Affiliated issuers	231,405
Income from securities lending—Note 1(c)	5,925
Total Income	4,759,112
Expenses:
Investment advisory fee—Note 3(a)	1,460,567
Custodian fees—Note 3(c)	350,296
Professional fees	133,528
Administration fee—Note 3(a)	132,835
Registration fees	69,148
Trustees’ fees and expenses—Note 3(d)	16,392
Chief Compliance Officer fees—Note 3(c)	14,069
Prospectus and shareholders’ reports	11,868
Shareholder servicing costs—Note 3(c)	7,537
Loan commitment fees—Note 2	5,863
Distribution fees—Note 3(b)	150
Miscellaneous	31,523
Total Expenses	2,233,776
Less—reduction in expenses due to undertaking—Note 3(a)	(206)
Net Expenses	2,233,570
Investment Income—Net	2,525,542
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	9,918,171
Affiliated issuers	1,801,961
Net realized gain (loss) on forward foreign currency exchange contracts	(78,157)
Net Realized Gain (Loss)	11,641,975
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	6,191,198
Affiliated issuers	12,108,460
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,438)
Net Change in Unrealized Appreciation (Depreciation)	18,297,220
Net Realized and Unrealized Gain (Loss) on Investments	29,939,195
Net Increase in Net Assets Resulting from Operations	32,464,737

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2021	2020
Operations ($):
Investment income—net	2,525,542	3,304,205
Net realized gain (loss) on investments	11,641,975	4,277,700
Net change in unrealized appreciation (depreciation) on investments	18,297,220	19,719,219
Net Increase (Decrease) in Net Assets Resulting from Operations	32,464,737	27,301,124
Distributions ($):
Distributions to shareholders:
Class A	(1,490)	(4,209)
Class C	-	(230)
Class I	(27,119)	(85,164)
Class Y	(1,141,669)	(4,635,350)
Total Distributions	(1,170,278)	(4,724,953)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	184,270	37,178
Class I	5,632,347	4,071,189
Class Y	31,656,022	32,168,702
Distributions reinvested:
Class A	1,177	4,103
Class C	-	140
Class I	24,958	74,367
Class Y	172,643	708,904
Cost of shares redeemed:
Class A	(67,968)	(64,475)
Class C	(22,338)	-
Class I	(3,503,356)	(4,837,945)
Class Y	(40,303,211)	(93,223,924)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(6,225,456)	(61,061,761)
Total Increase (Decrease) in Net Assets	25,069,003	(38,485,590)
Net Assets ($):
Beginning of Period	170,819,526	209,305,116
End of Period	195,888,529	170,819,526

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2021	2020
Capital Share Transactions (Shares):
Class A
Shares sold	6,007	1,516
Shares issued for distributions reinvested	40	167
Shares redeemed	(2,162)	(2,835)
Net Increase (Decrease) in Shares Outstanding	3,885	(1,152)
Class Ca
Shares issued for distributions reinvested	-	6
Shares redeemed	(724)	-
Net Increase (Decrease) in Shares Outstanding	(724)	6
Class Ia
Shares sold	186,455	175,581
Shares issued for distributions reinvested	848	3,055
Shares redeemed	(114,476)	(222,389)
Net Increase (Decrease) in Shares Outstanding	72,827	(43,753)
Class Ya
Shares sold	1,000,992	1,549,992
Shares issued for distributions reinvested	5,860	29,113
Shares redeemed	(1,322,968)	(4,304,456)
Net Increase (Decrease) in Shares Outstanding	(316,116)	(2,725,351)

[a]

During the period ended September 30, 2021, 175,458 Class Y shares representing $5,295,614 were exchanged for 175,667 Class I shares and during the period ended September 30, 2020, 166,105 Class C shares representing $3,853,381 were exchanged for 166,268 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.72	22.25	22.69	24.18	19.92
Investment Operations:
Investment income—net[a]	.26	.21	.13	.19	.02
Net realized and unrealized gain (loss) on investments	4.66	3.59	(.55)	(1.50)	4.26
Total from Investment Operations	4.92	3.80	(.42)	(1.31)	4.28
Distributions:
Dividends from investment income—net	(.09)	(.33)	(.02)	(.18)	(.02)
Net asset value, end of period	30.55	25.72	22.25	22.69	24.18
Total Return (%)[b]	19.15	17.12	(1.87)	(5.50)	21.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	1.59	1.62	1.51	1.26	1.28
Ratio of net expenses to average net assets[c]	1.55	1.55	1.51	1.26	1.27
Ratio of net investment income to average net assets[c]	.81	.89	.60	.77	.08
Portfolio Turnover Rate	50.23	47.02	44.24	41.37	50.35
Net Assets, end of period ($ x 1,000)	512	331	312	479	901

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	23.99	20.81	21.37	22.85	18.98
Investment Operations:
Investment income (loss)—net[a]	(.03)	.03	.04	(.11)	(.16)
Net realized and unrealized gain (loss) on investments	4.40	3.35	(.60)	(1.37)	4.03
Total from Investment Operations	4.37	3.38	(.56)	(1.48)	3.87
Distributions:
Dividends from investment income—net	-	(.20)	-	-	-
Net asset value, end of period	28.36	23.99	20.81	21.37	22.85
Total Return (%)[b]	18.26	16.21	(2.62)	(6.48)	20.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	2.49	2.51	2.27	2.59	2.32
Ratio of net expenses to average net assets[c]	2.30	2.30	2.27	2.26	2.25
Ratio of net investment income (loss) to average net assets[c]	(.13)	.15	.21	(.47)	(.83)
Portfolio Turnover Rate	50.23	47.02	44.24	41.37	50.35
Net Assets, end of period ($ x 1,000)	13	28	25	29	28

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amount does not include the expenses of the underlying funds.

See notes to financial statements.

	Year Ended September 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.52	22.11	22.66	24.13	19.86
Investment Operations:
Investment income—net[a]	.38	.36	.33	.32	.13
Net realized and unrealized gain (loss) on investments	4.62	3.54	(.64)	(1.52)	4.22
Total from Investment Operations	5.00	3.90	(.31)	(1.20)	4.35
Distributions:
Dividends from investment income—net	(.17)	(.49)	(.24)	(.27)	(.08)
Net asset value, end of period	30.35	25.52	22.11	22.66	24.13
Total Return (%)	19.65	17.71	(1.26)	(5.10)	22.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	1.14	1.01	.90	.89	.95
Ratio of net expenses to average net assets[b]	1.14	1.01	.90	.89	.94
Ratio of net investment income to average net assets[b]	1.21	1.53	1.49	1.26	.57
Portfolio Turnover Rate	50.23	47.02	44.24	41.37	50.35
Net Assets, end of period ($ x 1,000)	6,258	3,403	3,916	4,700	3,550

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	25.55	22.14	22.69	24.16	19.90
Investment Operations:
Investment income—net[a]	.38	.39	.35	.31	.13
Net realized and unrealized gain (loss) on investments	4.64	3.53	(.63)	(1.50)	4.23
Total from Investment Operations	5.02	3.92	.28	1.19	4.36
Distributions:
Dividends from investment income—net	(.18)	(.51)	(.27)	(.28)	(.10)
Net asset value, end of period	30.39	25.55	22.14	22.69	24.16
Total Return (%)	19.68	17.84	(1.15)	(5.06)	22.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	1.08	.91	.82	.80	.86
Ratio of net expenses to average net assets[b]	1.08	.91	.82	.80	.85
Ratio of net investment income to average net assets[b]	1.22	1.71	1.59	1.24	.61
Portfolio Turnover Rate	50.23	47.02	44.24	41.37	50.35
Net Assets, end of period ($ x 1,000)	189,106	167,057	205,052	225,899	213,397

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Prior to September 1, 2021, Mellon Investments Corporation (“Mellon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, served as the sub-investment adviser of a portion of the fund’s assets. Effective September 1, 2021 (the “Effective Date”), Newton Investment Management North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-investment adviser of the same portion of the fund’s assets. As sub-investment adviser of a portion of the fund’s assets, the Sub-Adviser provides the day-to-day management of a portion of the fund’s investments, subject to the Adviser’s supervision and approval. As was the case under the sub-investment advisory agreement between the Adviser and Mellon, the Adviser (and not the fund) pays the Sub-Adviser for its sub-investment advisory services. The rate of sub-investment advisory fee payable by the Adviser to the Sub-Adviser is the same as was paid by the Adviser to Mellon pursuant to the respective sub-investment advisory agreements. As of the Effective Date, portfolio managers responsible for managing the fund’s investments as employees of Mellon became employees of the Sub-Adviser and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C

NOTES TO FINANCIAL STATEMENTS (continued)

shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

As of September 30, 2021, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class C shares of the fund.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

NOTES TO FINANCIAL STATEMENTS (continued)

the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	14,658,203	107,693,261	††	-	122,351,464

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Equity Securities - Preferred Stocks	1,186,193	503,146	††	-	1,689,339
Exchange-Traded Funds	2,600,163	-		-	2,600,163
Investment Companies	70,374,967	-		-	70,374,967
Rights	-	0	††	-	0
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	45		-	45
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(285)		-	(285)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2021, The Bank of New York Mellon earned $804 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

NOTES TO FINANCIAL STATEMENTS (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,250,594, accumulated capital losses $11,507,702 and unrealized appreciation $63,176.927.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2021. The fund has $11,507,702 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2021 and September 30, 2020 were as follows: ordinary income $1,170,278 and $4,724,953, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The

Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore the fund’s investment advisory fee will fluctuate based on the fund’s allocation between underlying and direct investments. The Adviser has also contractually agreed, from October 1, 2020 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 1.30% of the value of the fund’s average daily net assets. On or after February 1, 2022, the Adviser, Inc. may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund as a result of its investment in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $206 during the period ended September 30, 2021.

Prior to September 1, 2021, Mellon served as the sub-investment adviser of a portion of the fund’s assets and, as of September 1, 2021, the Sub-Adviser serves as the sub-investment adviser of the fund responsible for the day-to day management of a portion of the fund’s portfolio. Pursuant to separate sub-investment advisory agreements between the Adviser and Mellon and the Adviser and the Sub-Adviser, the Adviser previously paid Mellon and currently pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser

NOTES TO FINANCIAL STATEMENTS (continued)

has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $132,835 during the period ended September 30, 2021.

During the period ended September 30, 2021, the Distributor retained $5 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2021, Class C shares were charged $150 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2021, Class A and Class C shares were charged $1,260 and $50, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of

NOTES TO FINANCIAL STATEMENTS (continued)

amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2021, the fund was charged $3,565 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2021, the fund was charged $350,296 pursuant to the custody agreement.

During the period ended September 30, 2021, the fund was charged $14,069 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $121,332, administration fees of $10,991, Distribution Plan fees of $8, Shareholder Services Plan fees of $112, custodian fees of $77,100, Chief Compliance Officer fees of $3,538 and transfer agency fees of $662, which are offset against an expense reimbursement currently in effect in the amount of $21.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2021, amounted to $100,897,120 and $103,395,853, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’

payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at September 30, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	45	(285)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	45	(285)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	45	(285)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	45		(45)	-	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(285)		45	-	(240)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2021:

Average Market Value ($)
Forward contracts	177,579

At September 30, 2021, the cost of investments for federal income tax purposes was $133,396,094; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $63,619,599, consisting of $72,410,797 gross unrealized appreciation and $8,791,198 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Diversified Emerging Markets Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments and forward foreign currency exchange contracts, as of September 30, 2021, the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 22, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $5,323,174 as income sourced from foreign countries for the fiscal year ended September 30, 2021 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $554,866 as taxes paid from foreign countries for the fiscal year ended September 30, 2021 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2022. Also, the fund reports the maximum amount allowable, but not less than $1,725,144 as ordinary income dividends paid during the fiscal year ended September 30, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on April 29, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon as a sub-investment adviser pursuant to a sub-investment advisory agreement with the Adviser (the “Current Sub-Advisory Agreement”), will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current investment advisory agreement (the “Current Investment Advisory Agreement”) to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Investment Advisory Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Investment Advisory Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the rate of the sub-investment advisory fee payable by the Adviser to Newton US under the New Sub-Advisory Agreement will be the same as that currently payable by the Adviser to Mellon under the Current Sub-Advisory Agreement and all material terms and conditions of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, and the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on February 24-25, 2021 (the “15(c) Meeting”), at which the Board re-approved the Current Sub-Advisory Agreement and the Current Investment Advisory Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

“Independent Trustees”), considered and approved the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Investment Advisory Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Sub-Advisory Agreement or the Current Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Investment Advisory Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Sub-Advisory Agreement and had been considered at the 15(c) Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Investment Advisory Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Investment Advisory Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Investment Advisory Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Investment Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Investment Advisory Agreement for the fund effective as of the Effective Date.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (77)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (70)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Stephen J. Lockwood (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Stephen J. Lockwood and Company LLC, a real estate investment company, Chairman (2000-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Roslyn M. Watson (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Interested Board Member

Bradley Skapyak (62)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 21

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Managing Counsel of BNY Mellon since September 2021, Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Diversified Emerging Markets Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Place
Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6919AR0921

BNY Mellon International Equity Fund

ANNUAL REPORT September 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through September 30, 2021, as provided by portfolio managers Paul Markham, of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2021, BNY Mellon International Equity Fund’s Class A shares produced a total return of 22.00%, Class C shares returned 21.11%, Class I shares returned 22.32% and Class Y shares returned 22.29%.1,2 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a net return of 25.73% for the same period.3

International equity markets generally rose over the reporting period, supported by government stimulus programs, accommodative central bank policies and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The fund underperformed the Index, primarily due to out-of-Index exposure to China-based stocks.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management Limited (“Newton”), the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity creating an extreme valuation, and the valuation of a company becoming expensive against its peers.

Government Policies and Pandemic Recovery Spur Equity Markets

The first month of the reporting period saw elevated levels of market volatility as increasing COVID-19 infection rates began to concern investors. However, resolution of the U.S. presidential election and promising progress toward a COVID-19 vaccine in November 2020 helped stocks advance. December 2020 brought vaccine approvals and passage of a second U.S. pandemic-related fiscal stimulus package, both of which helped to support the rally into the new year. International stocks, as measured by the Index, outperformed their U.S. counterparts in November and December.

2

In 2021, equity strength rotated out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. Risk appetites diminished during the spring and summer due to concerns over increasing inflationary pressures, weakening consumer confidence, disappointing employment numbers, and the spread of the Delta variant of the virus. Sentiment was also roiled by slowing Chinese economic growth and the Chinese government’s decision to launch fresh regulatory interventions across several sectors, notably including major technology platforms. International stocks traded sideways through the end of period, while U.S. stocks continued to advance before dipping in September in response to Fed rhetoric regarding a cutback in monetary stimulus.

Stock Selection Drives Fund Performance

The fund’s out-of-Index allocation to Chinese stocks proved to be the most significant detractor from performance relative to the Index. Shares in China-based online commerce company Alibaba Group Holding fell as the listing of the company’s affiliate Ant Group was suspended amid growing regulatory scrutiny. A regulatory clampdown followed on multinational technology conglomerate Tencent, another fund holding, highlighting the vulnerability of key sectors to tougher examination by the Chinese authorities. In response, we removed Tencent from the portfolio, but maintained a position in Alibaba Group Holding based on the company’s strong growth dynamics. Another Chinese holding, Ping An Insurance Group Company of China, was negatively affected by weak life insurance growth, a tightening capital framework, question marks around capital allocation and asset quality issues, particularly regarding its exposure to the Evergrande debt crisis. However, we continue to believe that the structural growth drivers underpinning the Fund’s investment case in the company remain intact.

On the positive side, stock selection bolstered returns in industrials and information technology, while a lack of exposure to utilities enhanced performance. UK-based financial company Barclays reported several sets of encouraging results. Periods of rising yields, perceived to be supportive of banking profitability, also aided shares intermittently. Shares in Netherlands-based semiconductor equipment maker ASML Holding rose in early 2021 on news of Taiwan Semiconductor Manufacturing Company’s plans to significantly increase capital expenditures during the year. A series of positive quarterly results provided further support for shares, while widespread semiconductor shortages increased investor appreciation for the company’s dominant position in the semiconductor supply chain.

Maintaining a Balanced Approach against a Shifting Market Backdrop

Given the potential for a stronger economic environment to materialize over the fourth quarter of 2021, and with a reduction in monetary stimulus seemingly moving closer, we remain alert to the possibility that bond yields will continue to tick higher into the end of the year. Long-duration growth equities may struggle to outperform against such a backdrop, which would tend to be more favorable for banks and energy equities. We continue to consider small adjustments around the edges of the portfolio to mitigate any impact of a continuation in the cyclical rally in energy and rate-sensitive stocks. Overall, we maintain a balanced approach to the portfolio, focusing on longer-term, secular growth situations in

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

most cases and deemphasizing more cyclical, higher-beta names to reduce stock-specific risk in more value-oriented areas. We continue to manage the portfolio very much in line with our thematic and fundamental views, an approach that we believe will serve our investors well over the longer term.

October 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. BNY Mellon Investment Adviser, Inc. serves as the investment adviser for the fund. Newton Investment Management Limited (Newton) is the fund’s sub-investment adviser. Newton’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. Newton’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon International Equity Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares and Class I shares of BNY Mellon International Equity Fund on 9/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Equity Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon International Equity Fund on 9/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2021
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/08	14.97%	6.35%	6.91%
without sales charge	3/31/08	22.00%	7.62%	7.55%
Class C shares
with applicable redemption charge†	3/31/08	20.11%	6.80%	6.72%
without redemption	3/31/08	21.11%	6.80%	6.72%
Class I shares	12/21/05	22.32%	7.88%	7.85%
Class Y shares	7/1/13	22.29%	7.91%	7.88%††
MSCI EAFE Index		25.73%	8.81%	8.10%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Equity Fund from April 1, 2021 to September 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.40	$9.17	$4.14	$4.14
Ending value (after expenses)	$1,014.80	$1,010.60	$1,015.70	$1,015.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.42	$9.20	$4.15	$4.15
Ending value (after expenses)	$1,019.70	$1,015.94	$1,020.96	$1,020.96
†

Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2021

Description	Shares		Value ($)
Common Stocks - 96.8%
China - 2.1%
Alibaba Group Holding	445,896	[a]	8,293,671
Ping An Insurance Group Company of China, Cl. H	1,030,000		6,989,098
			15,282,769
Denmark - 1.6%
Chr. Hansen Holding	81,124		6,624,860
Novozymes, Cl. B	73,519		5,033,309
			11,658,169
France - 8.8%
AXA	338,818		9,425,913
Bureau Veritas	443,426		13,609,554
L'Oreal	22,469		9,273,457
LVMH	18,897		13,512,566
TotalEnergies	254,006		12,171,735
Vivendi	414,138	[b]	5,223,673
			63,216,898
Germany - 8.6%
Bayer	165,676		9,036,283
Continental	78,070		8,558,902
Deutsche Post	122,945		7,748,794
Infineon Technologies	373,493		15,353,980
SAP	144,102		19,522,024
Vitesco Technologies Group	16,024	[a]	946,608
			61,166,591
Hong Kong - 2.7%
AIA Group	1,696,712		19,536,181
India - 1.2%
Housing Development Finance	172,166		6,300,373
Vakrangee	4,872,018		2,616,503
			8,916,876
Ireland - 1.7%
CRH	255,806		11,932,326
Japan - 25.8%
Advantest	130,700		11,709,654
Ebara	160,100		7,920,750
FANUC	49,800		10,901,895
M3	178,500		12,743,039
Pan Pacific International Holdings	568,000		11,771,999
Recruit Holdings	409,713		24,982,373
Sony Group	246,800		27,484,001
Sugi Holdings	146,200		10,635,006

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Japan - 25.8% (continued)
Suzuki Motor	429,600		19,148,685
TechnoPro Holdings	827,100		24,570,363
Topcon	580,800		10,080,652
Toyota Industries	149,400		12,274,164
			184,222,581
Netherlands - 5.8%
ASML Holding	38,525		28,418,827
Universal Music Group	484,607	[b]	12,975,479
			41,394,306
Norway - 2.5%
Mowi	350,454		8,844,663
TOMRA Systems	165,958		8,664,270
			17,508,933
South Korea - 2.3%
Samsung SDI	27,640		16,627,143
Sweden - 1.7%
Swedbank, Cl. A	615,501		12,449,959
Switzerland - 9.3%
Alcon	77,458		6,274,844
Lonza Group	17,464		13,083,870
Novartis	189,862		15,576,319
Roche Holding	47,686		17,400,798
Zurich Insurance Group	34,087		13,898,918
			66,234,749
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing, ADR	131,927		14,729,650
United Kingdom - 20.6%
Anglo American	460,289		15,877,605
Associated British Foods	237,503		5,901,216
Barclays	7,289,700		18,591,550
Diageo	324,885		15,653,949
GlaxoSmithKline	738,407		13,937,810
Informa	993,088	[a]	7,276,861
Linde	35,488		10,551,661
Natwest Group	2,220,320		6,737,419
Persimmon	159,301		5,676,533
Prudential	718,841		13,954,617
RELX	450,620		13,011,966
St. James's Place	451,961		9,156,241
Unilever	202,430		10,918,556
			147,245,984
Total Common Stocks (cost $470,191,042)			692,123,115

10

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 1.2%
Germany - 1.2%
Volkswagen (cost $10,662,926)	2.58	40,213		9,008,302
	1-Day Yield (%)
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $13,164)	0.06	13,164	[c]	13,164

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,816,782)	0.02	2,816,782	[c]	2,816,782
Total Investments (cost $483,683,914)		98.4%		703,961,363
Cash and Receivables (Net)		1.6%		11,125,455
Net Assets		100.0%		715,086,818

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2021, the value of the fund’s securities on loan was $2,691,700 and the value of the collateral was $2,816,782.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Commercial & Professional Services	11.9
Semiconductors & Semiconductor Equipment	9.8
Pharmaceuticals Biotechnology & Life Sciences	9.6
Insurance	8.9
Materials	7.0
Automobiles & Components	7.0
Consumer Durables & Apparel	6.5
Banks	6.2
Food, Beverage & Tobacco	4.2
Technology Hardware & Equipment	3.7
Media & Entertainment	3.6
Software & Services	3.1
Household & Personal Products	2.8
Retailing	2.8
Health Care Equipment & Services	2.7
Capital Goods	2.6
Energy	1.7
Food & Staples Retailing	1.5
Diversified Financials	1.3
Transportation	1.1
Investment Companies	.4
98.4

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/20 ($)	Purchases ($)†	Sales ($)	Value 9/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund; Institutional Shares	7,538,541	180,977,470	(188,502,847)	13,164.0		5,792
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	4,561,742	(4,561,742)	-	-	87†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	6,828,363	(4,011,581)	2,816,782.4		2,350†††
Total	7,538,541	192,367,575	(197,076,170)	2,829,946.4		8,229

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

13

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS September 30, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup
United States Dollar	135,498	Norwegian Krone	1,193,133	10/1/2021	(988)
HSBC
United States Dollar	177,894	Danish Krone	1,141,058	10/1/2021	156
United States Dollar	182,564	Swedish Krona	1,604,582	10/1/2021	(726)
J.P. Morgan Securities
United States Dollar	2,446,583	British Pound	1,818,103	10/1/2021	(3,131)
State Street Bank and Trust Company
United States Dollar	2,562,295	Japanese Yen	286,761,735	10/4/2021	(14,371)
United States Dollar	983,490	Swiss Franc	919,964	10/1/2021	(3,676)
United States Dollar	3,014,146	Euro	2,600,000	10/1/2021	2,374
Gross Unrealized Appreciation					2,530
Gross Unrealized Depreciation					(22,892)

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,691,700)—Note 1(c):
Unaffiliated issuers	480,853,968	701,131,417
Affiliated issuers	2,829,946	2,829,946
Cash denominated in foreign currency	866,933	863,822
Receivable for investment securities sold		9,917,338
Tax reclaim receivable—Note 1(b)		5,163,359
Dividends and securities lending income receivable		1,398,822
Receivable for shares of Beneficial Interest subscribed		374,254
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,530
Prepaid expenses		28,340
		721,709,828
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		509,293
Liability for securities on loan—Note 1(c)		2,816,782
Note payable—Note 2		2,500,000
Payable for shares of Beneficial Interest redeemed		667,314
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		22,892
Trustees’ fees and expenses payable		8,730
Interest payable—Note 2		214
Other accrued expenses		97,785
		6,623,010
Net Assets ($)		715,086,818
Composition of Net Assets ($):
Paid-in capital		504,656,452
Total distributable earnings (loss)		210,430,366
Net Assets ($)		715,086,818

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	9,263,242	1,304,268	169,071,000	535,448,308
Shares Outstanding	365,162	52,659	6,714,955	21,368,182
Net Asset Value Per Share ($)	25.37	24.77	25.18	25.06

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended September 30, 2021

Investment Income ($):
Income:
Cash dividends (net of $1,529,699 foreign taxes withheld at source):
Unaffiliated issuers	14,566,374
Affiliated issuers	5,792
Income from securities lending—Note 1(c)	2,437
Total Income	14,574,603
Expenses:
Investment advisory fee—Note 3(a)	5,549,218
Professional fees	151,526
Shareholder servicing costs—Note 3(c)	150,670
Custodian fees—Note 3(c)	130,973
Registration fees	70,803
Trustees’ fees and expenses—Note 3(d)	58,684
Prospectus and shareholders’ reports	28,229
Loan commitment fees—Note 2	20,908
Chief Compliance Officer fees—Note 3(c)	14,069
Distribution fees—Note 3(b)	10,698
Interest expense—Note 2	370
Miscellaneous	34,809
Total Expenses	6,220,957
Less—reduction in expenses due to undertaking—Note 3(a)	(118,026)
Net Expenses	6,102,931
Investment Income—Net	8,471,672
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	59,931,923
Net realized gain (loss) on forward foreign currency exchange contracts	(276,748)
Net Realized Gain (Loss)	59,655,175
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	76,527,197
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	281,158
Net Change in Unrealized Appreciation (Depreciation)	76,808,355
Net Realized and Unrealized Gain (Loss) on Investments	136,463,530
Net Increase in Net Assets Resulting from Operations	144,935,202

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2021	2020
Operations ($):
Investment income—net	8,471,672	8,689,552
Net realized gain (loss) on investments	59,655,175	9,473,878
Net change in unrealized appreciation (depreciation) on investments	76,808,355	(6,899,715)
Net Increase (Decrease) in Net Assets Resulting from Operations	144,935,202	11,263,715
Distributions ($):
Distributions to shareholders:
Class A	(96,467)	(145,643)
Class C	(7,668)	(25,255)
Class I	(2,905,331)	(5,603,959)
Class Y	(8,112,047)	(22,376,787)
Total Distributions	(11,121,513)	(28,151,644)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	7,069,193	2,766,434
Class C	147,257	73,850
Class I	30,605,161	37,658,622
Class Y	46,761,422	40,097,530
Distributions reinvested:
Class A	95,167	142,532
Class C	7,668	25,107
Class I	2,831,297	5,456,699
Class Y	3,210,607	8,244,551
Cost of shares redeemed:
Class A	(5,509,485)	(2,570,930)
Class C	(456,878)	(473,511)
Class I	(77,369,611)	(85,992,364)
Class Y	(97,872,738)	(387,950,937)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(90,480,940)	(382,522,417)
Total Increase (Decrease) in Net Assets	43,332,749	(399,410,346)
Net Assets ($):
Beginning of Period	671,754,069	1,071,164,415
End of Period	715,086,818	671,754,069

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2021	2020
Capital Share Transactions (Shares):
Class A
Shares sold	281,277	136,909
Shares issued for distributions reinvested	4,002	6,608
Shares redeemed	(220,508)	(126,262)
Net Increase (Decrease) in Shares Outstanding	64,771	17,255
Class C
Shares sold	6,143	3,987
Shares issued for distributions reinvested	328	1,186
Shares redeemed	(18,822)	(25,911)
Net Increase (Decrease) in Shares Outstanding	(12,351)	(20,738)
Class Ia
Shares sold	1,238,950	2,086,495
Shares issued for distributions reinvested	120,174	255,463
Shares redeemed	(3,128,650)	(4,521,220)
Net Increase (Decrease) in Shares Outstanding	(1,769,526)	(2,179,262)
Class Ya
Shares sold	1,932,141	2,138,690
Shares issued for distributions reinvested	136,971	387,796
Shares redeemed	(4,093,105)	(21,527,805)
Net Increase (Decrease) in Shares Outstanding	(2,023,993)	(19,001,319)

[a]

During the period ended September 30, 2021, 310,260 Class Y shares representing $7,667,023 were exchanged for 308,781 Class I shares and during the period ended September 30, 2020, 469,553 Class Y shares representing $9,271,632 were exchanged for 467,400 Class I shares.

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	21.07	20.28	21.97	21.55	18.97
Investment Operations:
Investment income—net[a]	.23	.16	.33	.32	.19
Net realized and unrealized gain (loss) on investments	4.39	1.13	(1.66)	.34	2.57
Total from Investment Operations	4.62	1.29	(1.33)	.66	2.76
Distributions:
Dividends from investment income—net	(.32)	(.50)	(.36)	(.24)	(.18)
Net asset value, end of period	25.37	21.07	20.28	21.97	21.55
Total Return (%)[b]	22.00	6.31	(5.89)	3.06	14.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.19	1.18	1.14	1.23
Ratio of net expenses to average net assets	1.07	1.07	1.07	1.07	1.18
Ratio of net investment income to average net assets	.93	.78	1.66	1.45	.99
Portfolio Turnover Rate	26.26	32.45	36.45	31.58	37.78
Net Assets, end of period ($ x 1,000)	9,263	6,329	5,743	5,697	3,845

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	20.57	19.78	21.38	21.04	18.50
Investment Operations:
Investment income—net[a]	.03	.00[b]	.17	.15	.06
Net realized and unrealized gain (loss) on investments	4.29	1.10	(1.59)	.33	2.50
Total from Investment Operations	4.32	1.10	(1.42)	.48	2.56
Distributions:
Dividends from investment income—net	(.12)	(.31)	(.18)	(.14)	(.02)
Net asset value, end of period	24.77	20.57	19.78	21.38	21.04
Total Return (%)[c]	21.11	5.47	(6.55)	2.27	13.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95	1.96	1.93	1.90	1.99
Ratio of net expenses to average net assets	1.82	1.82	1.82	1.82	1.95
Ratio of net investment income to average net assets	.14	.00[d]	.89	.68	.32
Portfolio Turnover Rate	26.26	32.45	36.45	31.58	37.78
Net Assets, end of period ($ x 1,000)	1,304	1,337	1,696	2,217	1,784

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

20

	Year Ended September 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	20.90	20.12	21.79	21.38	18.85
Investment Operations:
Investment income—net[a]	.28	.20	.36	.42	.27
Net realized and unrealized gain (loss) on investments	4.36	1.13	(1.62)	.29	2.51
Total from Investment Operations	4.64	1.33	(1.26)	.71	2.78
Distributions:
Dividends from investment income—net	(.36)	(.55)	(.41)	(.30)	(.25)
Net asset value, end of period	25.18	20.90	20.12	21.79	21.38
Total Return (%)	22.32	6.53	(5.62)	3.30	15.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.88	.86	.87	.93
Ratio of net expenses to average net assets	.82	.82	.82	.82	.89
Ratio of net investment income to average net assets	1.14	1.02	1.84	1.97	1.42
Portfolio Turnover Rate	26.26	32.45	36.45	31.58	37.78
Net Assets, end of period ($ x 1,000)	169,071	177,360	214,538	292,092	112,714

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	20.81	20.03	21.70	21.29	18.77
Investment Operations:
Investment income—net[a]	.28	.20	.37	.36	.27
Net realized and unrealized gain (loss) on investments	4.33	1.13	(1.63)	.35	2.51
Total from Investment Operations	4.61	1.33	(1.26)	.71	2.78
Distributions:
Dividends from investment income—net	(.36)	(.55)	(.41)	(.30)	(.26)
Net asset value, end of period	25.06	20.81	20.03	21.70	21.29
Total Return (%)	22.29	6.58	(5.63)	3.33	15.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.82	.80	.80	.86
Ratio of net expenses to average net assets	.82	.82	.80	.80	.86
Ratio of net investment income to average net assets	1.15	1.00	1.88	1.64	1.42
Portfolio Turnover Rate	26.26	32.45	36.45	31.58	37.78
Net Assets, end of period ($ x 1,000)	535,448	486,727	849,188	1,068,449	1,027,565

a Based on average shares outstanding.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund's sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

23

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

24

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

25

NOTES TO FINANCIAL STATEMENTS (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	14,729,650	677,393,465	††	-	692,123,115
Equity Securities - Preferred Stocks	-	9,008,302	††	-	9,008,302
Investment Companies	2,829,946	-		-	2,829,946
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	2,530		-	2,530
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(22,892)		-	(22,892)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

26

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result

27

NOTES TO FINANCIAL STATEMENTS (continued)

of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2021, The Bank of New York Mellon earned $336 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

28

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $22,964,312 accumulated capital losses $6,971,931 and unrealized appreciation $194,437,985.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2021. The fund has short-term capital losses of $6,971,931 which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2021 and September 30, 2020 were as follows: ordinary income $11,121,513 and $28,151,644.

29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2021 was approximately $33,425 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2020 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after February 1, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $118,026 during the period ended September 30, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The

30

Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2021, Class C shares were charged $10,698 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2021, Class A and Class C shares were charged $19,423 and $3,566, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2021, the fund was charged $5,804 for transfer agency

31

NOTES TO FINANCIAL STATEMENTS (continued)

services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2021, the fund was charged $130,973 pursuant to the custody agreement.

During the period ended September 30, 2021, the fund was charged $14,069 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $464,257, Distribution Plan fees of $840, Shareholder Services Plan fees of $2,256, custodian fees of $44,509, Chief Compliance Officer fees of $3,538 and transfer agency fees of $1,046, which are offset against an expense reimbursement currently in effect in the amount of $7,153.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2021, amounted to $187,220,454 and $271,654,013, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2021 is discussed below.

32

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at September 30, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

33

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	2,530	(22,892)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,530	(22,892)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	2,530	(22,892)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
HSBC	156		(156)	-	-
State Street Bank and Trust Company	2,374		(2,374)	-	-
Total	2,530		(2,530)	-	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(988)		-	-	(988)
HSBC	(726)		156	-	(570)
J.P. Morgan Securities	(3,131)		-	-	(3,131)
State Street Bank and Trust Company	(18,047)		2,374	-	(15,673)
Total	(22,892)		2,530	-	(20,362)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2021:

Average Market Value ($)
Forward contracts	36,238,746

34

At September 30, 2021, the cost of investments inclusive of derivative contracts for federal income tax purposes was $509,579,333; accordingly, accumulated net unrealized appreciation on investments was $194,382,186, consisting of $242,192,158 gross unrealized appreciation and $47,809,972 gross unrealized depreciation.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Equity Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statements of investments and forward foreign currency exchange contracts, as of September 30, 2021, the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 22, 2021

36

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $29,971,333 as income sourced from foreign countries for the fiscal year ended September 30, 2021 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $3,428,643 as taxes paid from foreign countries for the fiscal year ended September 30, 2021 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2022. Also the fund reports the maximum amount allowable, but not less than $14,550,156 as ordinary income dividends paid during the fiscal year ended September 30, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) Section 852(b)(3)(C) of the Internal Revenue Code.

37

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

38

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (77)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (70)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Stephen J. Lockwood (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Stephen J. Lockwood and Company LLC, a real estate investment company, Chairman (2000-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Roslyn M. Watson (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

40

Benaree Pratt Wiley (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Interested Board Member

Bradley Skapyak (62)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 21

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Managing Counsel of BNY Mellon since September 2021, Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

42

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon International Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6916AR0921

BNY Mellon Small Cap Growth Fund

ANNUAL REPORT September 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through September 30, 2021, as provided by John R. Porter, Todd Wakefield, CFA, Robert C. Zeuthen, CFA, and Karen Behr of Newton Investment Management North America, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2021, BNY Mellon Small Cap Growth Fund’s Class I shares produced a total return of 22.58%, and Class Y shares returned 22.57%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of 33.27% for the same period.2

Small-cap growth stocks produced positive returns during the period, supported by government stimulus programs, accommodative central bank policies and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The fund underperformed the Index, mainly due to disappointing stock selection in several sectors, including communication services, industrials, consumer staples, technology, health care, industrials and financials.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Government Policies and Pandemic Recovery Spur Equity Markets

The first month of the reporting period saw elevated levels of market volatility as increasing COVID-19 infection rates began to concern investors. However, resolution of the U.S. presidential election and promising progress toward a COVID-19 vaccine in November 2020 helped U.S. stocks advance. December 2020 brought vaccine approvals and passage of a second U.S. pandemic-related fiscal stimulus package, both of which helped to support the rally into the new year. A strong risk-on rally ensued, particularly in areas of the market that

2

were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. In this environment, small- and mid-cap shares handily outperformed their large-cap counterparts.

In 2021, equity strength rotated out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical and value-oriented areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. While the Index reached its peak for the period in early February, value-oriented stocks continued to gain ground until early June. Risk appetites diminished during the spring and summer due to concerns over increasing inflationary pressures, weakening consumer confidence, disappointing employment numbers, and the spread of the Delta variant of the virus. Small-cap issues traded sideways through the end of period, while large-cap stocks continued to advance until dipping in September.

Emphasis on Secular Growth Detracts from Relative Performance

The fund’s emphasis on companies positioned for secular, long-term growth at a time when the market generally favored cyclically oriented growth shares detracted from performance compared to the Index in several sectors. In communications services, holdings in cloud-based communications platform provider Bandwidth lost ground as the market rotated out of lockdown-beneficiary stocks. Among industrials holdings, aerospace and defense contractor Mercury Systems saw program delays which caused the company to reduce their outlook this year; solar equipment maker Array Technologies experienced rising costs and logistics difficulties that negatively affected the company’s guidance; and information technology services provider CACI International’s stock gained ground but failed to keep pace with others in its industry. In consumer staples, grocery chain Grocery Outlet faced concerns related to cost increases and supply-chain problems. In technology, fund returns benefited from mildly overweight sector exposure and a few strong-performing holdings, but were undermined by lagging performance from other holdings, such as enterprise software company Everbridge. Several individual holdings in industrials and an underweight exposure to financials further detracted from relative returns.

More positively, overweight exposure to the energy sector provided a modest tailwind to relative returns. From an individual stock perspective, shares of oilfield services firm Cactus rose on increasing commodity prices that fueled strong demand for the company’s equipment and services. In the materials sector, aluminum products maker Constellium rose sharply on commodity price strength, increased earnings, improved guidance and impressive cost controls.

Finding Opportunities in a Challenging Environment

Market risks have increased thus far in 2021, with bond yields trending higher, inflation likely to prove more stubborn than initially expected, and near-term, supply-chain problems persisting as the Delta variant of the COVID-19 virus slows progress toward a full economic reopening. However, corporate earnings estimates remain very strong, and infection and hospitalization rates continue to improve. While cyclical growth stocks have generally outperformed longer-term, secular growth shares in recent months, there is no telling how long such a trend will persist. In this challenging environment, the fund holds relatively overweight exposure to the health care sector, where we expect non-pandemic utilization

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

rates to rise as the virus recedes. We have also mildly increased the fund’s exposure to cyclically oriented industrial stocks, moving the sector from underweight earlier in the period to overweight. Conversely, the fund holds its most underweight exposure in the consumer discretionary sector where we find few reasonably priced, attractive growth opportunities. More generally, we continue to focus on our disciplined investment process, investing in companies we believe are well positioned to benefit from the major technological shifts that are transforming the economic landscape.

October 15, 2021

1  DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class I shares of BNY Mellon Small Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2000® Growth Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class I shares of BNY Mellon Small Cap Growth Fund on 9/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Small Cap Growth Fund with a hypothetical investment of $1,000,000 made in the Russell 2000® Growth Index (the “Index”)

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in the Class Y shares of BNY Mellon Small Cap Growth Fund on 9/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2021
	Inception Date	1 Year	5 Years	10 Years
Class I shares	12/23/96	22.58%	21.91%	18.89%
Class Y shares	7/1/13	22.57%	21.93%	18.91%	†
Russell 2000® Growth Index		33.27%	15.34%	15.74%

†  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Growth Fund from April 1, 2021 to September 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2021

	Class I	Class Y
Expenses paid per $1,000†	$4.98	$4.98
Ending value (after expenses)	$988.20	$988.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2021

	Class I	Class Y
Expenses paid per $1,000†	$5.06	$5.06
Ending value (after expenses)	$1,020.05	$1,020.05
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2021

Description	Shares		Value ($)
Common Stocks - 97.5%
Capital Goods - 12.7%
AerCap Holdings	10,322	[a]	596,715
APi Group	17,052	[a,b]	347,008
Armstrong World Industries	4,401		420,163
Array Technologies	19,425	[a,c]	359,751
Astra Space	22,551	[a,c]	195,968
Construction Partners, Cl. A	27,663	[a]	923,114
Curtiss-Wright	2,576		325,040
Energy Recovery	25,517	[a]	485,589
Kornit Digital	6,791	[a]	982,929
Mercury Systems	8,897	[a]	421,896
Proto Labs	1,322	[a]	88,045
Ribbit LEAP	1,199	[a]	12,542
SiteOne Landscape Supply	2,333	[a,c]	465,364
The AZEK Company	6,499	[a]	237,408
			5,861,532
Commercial & Professional Services - 2.2%
CACI International, Cl. A	2,757	[a]	722,610
Li-Cycle Holdings	22,980	[a,c]	268,866
			991,476
Consumer Durables & Apparel - 1.8%
Callaway Golf	15,254	[a]	421,468
YETI Holdings	5,009	[a]	429,221
			850,689
Consumer Services - 4.2%
Dutch Bros, CI. A	2,765	[a]	119,780
European Wax Center, Cl. A	5,900	[a]	165,259
Membership Collective Group, Cl. A	20,988	[a]	261,091
OneSpaWorld Holdings	21,980	[a,c]	219,141
Planet Fitness, Cl. A	15,054	[a]	1,182,492
			1,947,763
Diversified Financials - .4%
MarketWise	24,533	[a,c]	202,643
Energy - 3.1%
Cactus, Cl. A	22,215		837,950
EQT	29,407	[a]	601,667
			1,439,617
Food & Staples Retailing - .8%
Grocery Outlet Holding	17,945	[a]	387,074
Food, Beverage & Tobacco - 2.7%
AppHarvest	23,027	[a,c]	150,136
Calavo Growers	4,599		175,866

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Food, Beverage & Tobacco - 2.7% (continued)
Freshpet	6,369	[a]	908,793
			1,234,795
Health Care Equipment & Services - 9.0%
1Life Healthcare	32,960	[a]	667,440
Accolade	259	[a,c]	10,922
AtriCure	5,710	[a]	397,131
Evolent Health, Cl. A	19,169	[a,c]	594,239
Health Catalyst	8,957	[a]	447,940
iRhythm Technologies	11,380	[a]	666,413
Nevro	2,091	[a]	243,351
Oak Street Health	63	[a,c]	2,679
Outset Medical	3,020	[a,c]	149,309
Privia Health Group	6,934	[a,c]	163,365
SOC Telemed	68,396	[a]	154,575
Tabula Rasa HealthCare	13,360	[a,c]	350,166
Teladoc Health	2,556	[a]	324,126
			4,171,656
Household & Personal Products - 1.7%
Inter Parfums	10,204		762,953
Insurance - 2.1%
BRP Group, Cl. A	13,094	[a]	435,899
Palomar Holdings	6,535	[a]	528,224
			964,123
Materials - 1.5%
Alamos Gold, Cl. A	21,277		153,194
Constellium	29,536	[a]	554,686
			707,880
Media & Entertainment - 2.2%
Cardlytics	2,736	[a]	229,660
Eventbrite, Cl. A	26,238	[a,c]	496,161
Manchester United, Cl. A	14,238	[c]	275,790
			1,001,611
Pharmaceuticals Biotechnology & Life Sciences - 23.0%
10X Genomics, CI. A	2,606	[a]	379,381
Acceleron Pharma	1,912	[a]	329,055
Adaptive Biotechnologies	4,470	[a]	151,935
Arena Pharmaceuticals	7,663	[a]	456,332
Ascendis Pharma, ADR	1,240	[a]	197,644
Beam Therapeutics	3,525	[a]	306,710
Biohaven Pharmaceutical Holding	6,857	[a]	952,506
Blueprint Medicines	2,757	[a]	283,447
CareDx	4,531	[a]	287,129
Cerevel Therapeutics Holdings	21,366	[a,c]	630,297

10

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 23.0% (continued)
Crinetics Pharmaceuticals	15,746	[a]	331,453
Dyne Therapeutics	18,648	[a]	302,844
Generation Bio	12,719	[a,c]	318,865
Iovance Biotherapeutics	11,391	[a]	280,902
Kymera Therapeutics	3,750	[a]	220,275
MeiraGTx Holdings	6,589	[a]	86,843
NanoString Technologies	8,658	[a]	415,671
Natera	6,814	[a]	759,352
NeoGenomics	6,497	[a,c]	313,415
Pacific Biosciences of California	8,833	[a]	225,683
Passage Bio	14,971	[a,c]	149,111
PTC Therapeutics	9,174	[a]	341,365
Quanterix	12,170	[a]	605,944
Sarepta Therapeutics	7,383	[a]	682,780
Twist Bioscience	4,537	[a]	485,323
Ultragenyx Pharmaceutical	3,182	[a]	286,985
uniQure	6,186	[a]	198,014
Xenon Pharmaceuticals	26,355	[a]	402,704
Zogenix	14,177	[a]	215,349
			10,597,314
Real Estate - 2.4%
Physicians Realty Trust	12,631	[d]	222,558
Redfin	17,664	[a,c]	884,966
			1,107,524
Retailing - 2.3%
National Vision Holdings	13,869	[a,c]	787,343
Ollie's Bargain Outlet Holdings	4,141	[a,c]	249,619
			1,036,962
Semiconductors & Semiconductor Equipment - 3.7%
Power Integrations	6,656		658,877
Semtech	10,201	[a]	795,372
SkyWater Technology	9,151	[a,c]	248,907
			1,703,156
Software & Services - 16.4%
ChannelAdvisor	13,208	[a]	333,238
Everbridge	4,874	[a,c]	736,169
Flywire	1,396	[a,c]	61,201
HubSpot	2,260	[a]	1,527,963
Medallia	17,547	[a]	594,317
nCino	3,972	[a,c]	282,131
Rapid7	13,459	[a,c]	1,521,136
Shift4 Payments, Cl. A	7,545	[a,c]	584,888

11

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 97.5% (continued)
Software & Services - 16.4% (continued)
Twilio, Cl. A		3,850	[a]	1,228,342
Zendesk		5,789	[a,c]	673,782
				7,543,167
Technology Hardware & Equipment - 4.0%
Calix		16,708	[a]	825,876
Lumentum Holdings		5,836	[a,c]	487,539
NETGEAR		5,566	[a]	177,611
nLight		12,585	[a]	354,771
				1,845,797
Telecommunication Services - 1.3%
Bandwidth, Cl. A		6,878	[a,c]	620,946
Total Common Stocks (cost $38,565,231)				44,978,678
	1-Day Yield (%)
Investment Companies - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,185,436)	0.06	1,185,436	[e]	1,185,436

Investment of Cash Collateral for Securities Loaned - 3.3%
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,525,992)	0.02	1,525,992	[e]	1,525,992
Total Investments (cost $41,276,659)		103.4%		47,690,106
Liabilities, Less Cash and Receivables		(3.4%)		(1,590,008)
Net Assets		100.0%		46,100,098

ADR—American Depository Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $347,008 or .75% of net assets.

c Security, or portion thereof, on loan. At September 30, 2021, the value of the fund’s securities on loan was $8,582,836 and the value of the collateral was $8,863,106, consisting of cash collateral of $1,525,992 and U.S. Government & Agency securities valued at $7,337,114.

d Investment in real estate investment trust within the United States.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

12

Portfolio Summary (Unaudited) †	Value (%)
Health Care	32.0
Information Technology	24.1
Industrials	14.9
Consumer Discretionary	8.3
Investment Companies	5.9
Consumer Staples	5.2
Communication Services	3.5
Energy	3.1
Financials	2.5
Real Estate	2.4
Materials	1.5
Diversified	.0
103.4

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/20($)	Purchases($)†	Sales ($)	Value 9/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	828,418	39,965,390	(39,608,372)	1,185,436	2.6	1,389
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	773,076	3,436,941	(4,210,017)	-	-	741†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	14,379,327	(12,853,335)	1,525,992	3.3	79,603†††
Total	1,601,494	57,781,658	(56,671,724)	2,711,428	5.9	81,733

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,582,836)—Note 1(c):
Unaffiliated issuers	38,565,231	44,978,678
Affiliated issuers	2,711,428	2,711,428
Cash		1,518
Receivable for shares of Beneficial Interest subscribed		133,305
Dividends and securities lending income receivable		15,374
Prepaid expenses		21,022
		47,861,325
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		24,401
Liability for securities on loan—Note 1(c)		1,525,992
Payable for shares of Beneficial Interest redeemed		78,857
Payable for investment securities purchased		59,861
Trustees’ fees and expenses payable		156
Other accrued expenses		71,960
		1,761,227
Net Assets ($)		46,100,098
Composition of Net Assets ($):
Paid-in capital		38,070,855
Total distributable earnings (loss)		8,029,243
Net Assets ($)		46,100,098

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	46,017,565	82,533
Shares Outstanding	902,691	1,614.76
Net Asset Value Per Share ($)	50.98	51.11

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended September 30, 2021

Investment Income ($):
Income:
Cash dividends (net of $237 foreign taxes withheld at source):
Unaffiliated issuers	35,299
Affiliated issuers	1,389
Income from securities lending—Note 1(c)	80,344
Total Income	117,032
Expenses:
Investment advisory fee—Note 3(a)	288,267
Professional fees	98,798
Shareholder servicing costs—Note 3(b)	53,970
Registration fees	38,943
Administration fee—Note 3(a)	21,620
Prospectus and shareholders’ reports	15,133
Custodian fees—Note 3(b)	14,249
Chief Compliance Officer fees—Note 3(b)	14,069
Trustees’ fees and expenses—Note 3(c)	2,946
Loan commitment fees—Note 2	649
Miscellaneous	17,935
Total Expenses	566,579
Less—reduction in expenses due to undertaking—Note 3(a)	(205,597)
Net Expenses	360,982
Investment (Loss)—Net	(243,950)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,109,327
Net change in unrealized appreciation (depreciation) on investments	903,474
Net Realized and Unrealized Gain (Loss) on Investments	3,012,801
Net Increase in Net Assets Resulting from Operations	2,768,851

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2021	2020
Operations ($):
Investment (loss)—net	(243,950)	(83,891)
Net realized gain (loss) on investments	2,109,327	1,160,577
Net change in unrealized appreciation (depreciation) on investments	903,474	3,462,584
Net Increase (Decrease) in Net Assets Resulting from Operations	2,768,851	4,539,270
Distributions ($):
Distributions to shareholders:
Class I	(971,604)	-
Class Y	(3,457)	-
Total Distributions	(975,061)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	46,335,319	11,913,135
Class Y	9,754	8,697
Distributions reinvested:
Class I	949,631	-
Class Y	380	-
Cost of shares redeemed:
Class I	(20,148,420)	(6,344,473)
Class Y	(4,090)	(22,080)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	27,142,574	5,555,279
Total Increase (Decrease) in Net Assets	28,936,364	10,094,549
Net Assets ($):
Beginning of Period	17,163,734	7,069,185
End of Period	46,100,098	17,163,734
Capital Share Transactions (Shares):
Class I
Shares sold	883,221	329,263
Shares issued for distributions reinvested	19,792	-
Shares redeemed	(393,689)	(182,331)
Net Increase (Decrease) in Shares Outstanding	509,324	146,932
Class Y
Shares sold	191	268
Shares issued for distributions reinvested	8	-
Shares redeemed	(80)	(700)
Net Increase (Decrease) in Shares Outstanding	119	(432)

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class I Shares	Year Ended September 30,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	43.47	28.46	35.83	31.65	30.32
Investment Operations:
Investment (loss)—net[a]	(.35)	(.28)	(.20)	(.19)	(.07)
Net realized and unrealized gain (loss) on investments	10.03	15.29	(2.91)	8.54	5.52
Total from Investment Operations	9.68	15.01	(3.11)	8.35	5.45
Distributions:
Dividends from net realized gain on investments	(2.17)	-	(4.26)	(4.17)	(4.12)
Net asset value, end of period	50.98	43.47	28.46	35.83	31.65
Total Return (%)	22.58	52.74	(7.64)	30.01	19.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.57	2.65	3.47	3.51	3.08
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment (loss) to average net assets	(.68)	(.79)	(.66)	(.58)	(.23)
Portfolio Turnover Rate	33.01	74.21	90.11	87.65	125.73
Net Assets, end of period ($ x 1,000)	46,018	17,099	7,014	7,051	5,377

a Based on average shares outstanding.

See notes to financial statements.

18

Class Y Shares	Year Ended September 30,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	43.58	28.54	35.89	31.70	30.35
Investment Operations:
Investment (loss)—net[a]	(.36)	(.27)	(.19)	(.20)	(.21)
Net realized and unrealized gain (loss) on investments	10.06	15.31	(2.90)	8.56	5.68
Total from Investment Operations	9.70	15.04	(3.09)	8.36	5.47
Distributions:
Dividends from net realized gain on investments	(2.17)	-	(4.26)	(4.17)	(4.12)
Net asset value, end of period	51.11	43.58	28.54	35.89	31.70
Total Return (%)	22.57	52.70	(7.57)	30.00	19.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.48	2.64	3.45	3.27	3.18
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment (loss) to average net assets	(.68)	(.77)	(.59)	(.59)	(.69)
Portfolio Turnover Rate	33.01	74.21	90.11	87.65	125.73
Net Assets, end of period ($ x 1,000)	83	65	55	743	1,541

a Based on average shares outstanding.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains

20

or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

21

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

22

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	44,978,678	-	-	44,978,678
Investment Companies	2,711,428	-	-	2,711,428

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of

23

NOTES TO FINANCIAL STATEMENTS (continued)

foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2021, The Bank of New York Mellon earned $10,949 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions

24

will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $95,616, undistributed capital gains $1,735,978 and unrealized appreciation $6,197,649.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2021 and September 30, 2020 were as follows: ordinary income $95,010 and $0, and long-term capital gains $880,051 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit

25

NOTES TO FINANCIAL STATEMENTS (continued)

Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2020 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after February 1, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $205,597 during the period ended September 30, 2021.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

26

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $21,620 during the period ended September 30, 2021.

(b) The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2021, the fund was charged $1,945 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2021, the fund was charged $14,249 pursuant to the custody agreement.

During the period ended September 30, 2021, the fund was charged $14,069 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment

27

NOTES TO FINANCIAL STATEMENTS (continued)

advisory fees of $31,125, administration fees of $2,334, custodian fees of $3,257, Chief Compliance Officer fees of $3,538 and transfer agency fees of $338, which are offset against an expense reimbursement currently in effect in the amount of $16,191.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2021, amounted to $37,439,640 and $11,146,856, respectively.

At September 30, 2021, the cost of investments for federal income tax purposes was $41,492,457; accordingly, accumulated net unrealized appreciation on investments was $6,197,649, consisting of $9,635,714 gross unrealized appreciation and $3,438,065 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small Cap Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2021, the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 22, 2021

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $9,948 as ordinary income dividends paid during the year ended September 30, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 10.26% of ordinary income dividends paid during the year ended September 30, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. The fund reports the maximum amount allowable but not less than $1.9600 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.2116 as a short-term capital gain dividend paid on December 2, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

30

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on April 29, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current investment advisory agreement (the “Current Investment Advisory Agreement”) to more clearly reflect the Adviser’s ability to employ one or more sub-investment advisers to manage the fund on a day-to-day basis and the Adviser’s responsibility to oversee and supervise any such sub-investment adviser, and to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Investment Advisory Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Investment Advisory Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on February 24-25, 2021 (the “15(c) Meeting”), at which the Board re-approved the Current Investment Advisory Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members ,none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trustees”), considered and approved the New Sub-Advisory Agreement

31

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

and the Amended Investment Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Investment Advisory Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Investment Advisory Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement.

32

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Investment Advisory Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Investment Advisory Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Investment Advisory Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Investment Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Investment Advisory Agreement for the fund effective as of the Effective Date.

33

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

34

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (77)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (70)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Stephen J. Lockwood (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Stephen J. Lockwood and Company LLC, a real estate investment company, Chairman (2000-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Roslyn M. Watson (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

36

Benaree Pratt Wiley (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Interested Board Member

Bradley Skapyak (62)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 21

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Managing Counsel of BNY Mellon since September 2021, Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

38

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

39

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40

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41

For More Information

BNY Mellon Small Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6941AR0921

BNY Mellon Small Cap Value Fund

ANNUAL REPORT September 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through September 30, 2021, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, Jonathan Piskorowski, CFA, and Andrew Leger, Portfolio Managers of Newton Investment Management of North America LLC (Newton), an affiliate of BNY Mellon Investment adviser.

Market and Fund Performance Overview

For the 12-month period ended September 30, 2021, BNY Mellon Small Cap Value Fund’s Class A shares produced a total return of 58.62%, Class C shares returned 57.29%, Class I shares returned 59.18% and Class Y shares returned 59.22%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of 63.92% for the same period.2

Small-cap value stocks produced strongly positive returns during the period, supported by government stimulus programs, accommodative central bank policies and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The fund underperformed the Index, due primarily to underweight exposure to the energy sector and disappointing stock selection in materials.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step, fundamental research process to evaluate the stocks. The first step is valuation—to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Government Policies and Pandemic Recovery Spur Equity Markets

The first month of the reporting period saw elevated levels of market volatility as increasing COVID-19 infection rates began to concern investors. However, resolution of the U.S. presidential election and promising progress towards a COVID-19 vaccine in November 2020 helped U.S. stocks advance. December 2020 brought vaccine approvals and passage of a second U.S. pandemic-related fiscal stimulus package, both of which helped to support the rally into the new year. In 2021, equity strength rotated out of technology and growth stocks

2

benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening.

Small-cap value stocks strongly outperformed their large-cap counterparts from November 2020 through March 2021 as inflationary pressures rose, and bond yields increased. Typically, when bond yields are rising, cyclical, small-cap and value stocks are favored as investors are less willing to pay higher prices for future growth. The trend flipped in the spring, with bond yields declining and growth-oriented shares outperforming their value-oriented counterparts until mid-July, when another reversal saw value stocks resume market leadership through the end of the period. Financials and energy stocks performed particularly well during the closing months of the period, with financials benefiting from rising interest rates and oil and gas producing stocks bolstered by runaway commodity prices.

Selection and Allocation Determine Fund Performance

The fund participated in the market’s advance to a significant degree; however, a few positions in the energy and materials sectors detracted from performance relative to the Index. In energy, where rising oil and gas prices drove shares in exploration and production companies sharply higher, the fund held underweight exposure, particularly among shares most leveraged to commodity prices. In the materials sector, the fund allocated a relatively large proportion of assets to stocks of precious metals producers, which lagged, and relatively few assets to producers of industrial metals, such as steel and aluminum, which benefited from surging industrial demand. Lack of exposure to so-called “meme stocks,” such as game retailer GameStop and cinema chain AMC, also proved to be a headwind for the fund in early 2021 when social media hype caused those stocks to spike higher.

Conversely, good stock selection among financials bolstered relative returns despite the fund’s underweight exposure to the sector. The fund’s top performer was Silvergate Capital, a regional bank focused on providing cryptocurrency services, which soared on the growing investor acceptance of bitcoin and other digital currencies. Another notably strong financial holding, Webster Financial, benefited from an accretive merger with Sterling National Bank that boosted prospective earnings. Positive stock selection also supported relative performance in the health care sector, where the fund avoided most underperforming biotechnology stocks, focusing instead on profit-making companies that the market rewarded. Leading performers included Acadia Healthcare, health care equipment and services provider Apria, and health care information and services provider Evolent Health.

Taking a Balanced Approach to Opportunities and Risks

As of the end of the period, U.S. small-cap valuations stand at a 20-year low relative to large-cap valuations. In addition, projections for small-cap earnings and revenues exceed those of large-cap companies. Combined with rising inflationary pressures and bond yields, which have historically favored value-oriented stocks, we see a favorable backdrop for small-cap value performance if current trends continue. At the same time, after the recent runup in stock prices, small-cap valuations have drawn near historical averages on an absolute basis. We also recognize that equity markets currently face a number of risks, including declining federal stimulus, possible tapering of the Federal Reserve’s accommodative monetary policies and securities-buying programs, slowing growth in China and persistent supply-chain

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

disruptions. With these conditions in mind, we continue to focus on identifying individual, idiosyncratic investment opportunities in the small-cap value market. Our stock selection process has resulted in relatively overweight exposure to the industrials, technology and consumer discretionary sectors, and underweight exposure to health care, particularly development-stage biotechnology companies, and financials.

October 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Small Cap Value Fund with a hypothetical investment of $10,000 made in the Russell 2000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A shares and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of the BNY Mellon Small Cap Value Fund on 9/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of $1,000,000 investment in Class Y shares of BNY Mellon Small Cap Value Fund with a hypothetical investment of $1,000,000 in the Russell 2000® Value Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of the BNY Mellon Small Cap Value Fund on 9/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2021
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/1/16	49.50%	9.97%††	12.90%††
without sales charge	8/1/16	58.62%	11.28%††	13.57%††
Class C shares
with applicable redemption charge †	8/1/16	56.29%	10.33%††	13.07%††
without redemption	8/1/16	57.29%	10.33%††	13.07%††
Class I shares	2/1/00	59.18%	11.64%	13.76%
Class Y shares	8/1/16	59.22%	11.69%††	13.78%††
Russell 2000® Value Index		63.92%	11.03%	13.22%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A shares and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class A shares and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 8/1/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com or the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Value Fund from April 1, 2021 to September 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.57	$10.77	$5.13	$4.93
Ending value (after expenses)	$984.40	$980.20	$986.10	$985.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.68	$10.96	$5.22	$5.01
Ending value (after expenses)	$1,018.45	$1,014.19	$1,019.90	$1,020.10
†

Expenses are equal to the fund’s annualized expense ratio of 1.32% for Class A, 2.17% for Class C, 1.03% for Class I and .99% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2021

Description	Shares		Value ($)
Common Stocks - 99.2%
Banks - 16.8%
Banner	35,980		1,986,456
Central Pacific Financial	64,011		1,643,803
Columbia Banking System	44,966		1,708,258
CVB Financial	51,814		1,055,451
Essent Group	48,211		2,121,766
First Bancorp	28,733		1,235,806
First Hawaiian	45,482		1,334,897
First Interstate BancSystem, Cl. A	62,570		2,519,068
Heritage Commerce	140,059		1,628,886
Heritage Financial	40,320		1,028,160
National Bank Holdings, Cl. A	7,378		298,661
Old National Bancorp	95,249		1,614,471
Seacoast Banking Corp. of Florida	63,198		2,136,724
Silvergate Capital, Cl. A	13,253	[a]	1,530,722
South State	15,174		1,133,043
TriState Capital Holdings	20,070	[a]	424,481
UMB Financial	27,600		2,669,196
United Community Bank	84,148		2,761,737
Webster Financial	60,879		3,315,470
			32,147,056
Capital Goods - 12.4%
Aerojet Rocketdyne Holdings	11,686		508,925
Array Technologies	114,970	[a]	2,129,244
Dycom Industries	25,776	[a]	1,836,282
EMCOR Group	12,806		1,477,556
EnerSys	25,064		1,865,764
Fluor	113,173	[a]	1,807,373
GrafTech International	149,001		1,537,690
Granite Construction	61,977	[b]	2,451,190
Hyster-Yale Materials Handling	14,340		720,728
Matrix Service	89,025	[a]	931,202
MSC Industrial Direct, Cl. A	18,351		1,471,567
Rexnord	21,343		1,372,142
Spirit AeroSystems Holdings, Cl. A	31,357		1,385,666
The Gorman-Rupp Company	15,254		546,246
The Greenbrier Companies	45,143	[b]	1,940,698
Titan Machinery	17,478	[a]	452,855
Wabash National	94,575		1,430,920
			23,866,048
Commercial & Professional Services - 3.9%
Huron Consulting Group	28,144	[a]	1,463,488

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Commercial & Professional Services - 3.9% (continued)
KBR	98,951		3,898,669
Korn Ferry	28,920		2,092,651
			7,454,808
Consumer Durables & Apparel - 5.1%
Capri Holdings	42,364	[a]	2,050,841
GoPro, Cl. A	99,878	[a]	934,858
Helen of Troy	5,638	[a]	1,266,746
Meritage Homes	16,748	[a]	1,624,556
Oxford Industries	16,431		1,481,583
Skechers USA, CI. A	59,069	[a]	2,487,986
			9,846,570
Consumer Services - 1.6%
Bally's	23,082	[a]	1,157,332
Houghton Mifflin Harcourt	139,045	[a]	1,867,374
			3,024,706
Diversified Financials - 3.9%
Cohen & Steers	15,022		1,258,393
Federated Hermes	83,070		2,699,775
LPL Financial Holdings	15,520		2,432,915
WisdomTree Investments	186,169		1,055,578
			7,446,661
Energy - 6.7%
Cactus, Cl. A	54,618		2,060,191
Chesapeake Energy	23,536		1,449,582
CNX Resources	125,949	[a]	1,589,476
Comstock Resources	222,343	[a]	2,301,250
EQT	91,749	[a]	1,877,185
Helix Energy Solutions Group	478,561	[a]	1,856,817
Viper Energy Partners	80,266		1,753,812
			12,888,313
Food & Staples Retailing - .7%
The Chefs' Warehouse	43,428	[a]	1,414,450
Food, Beverage & Tobacco - .5%
Fresh Del Monte Produce	31,656		1,019,956
Health Care Equipment & Services - 5.6%
Acadia Healthcare	48,795	[a]	3,112,145
Apria	63,719	[a]	2,367,161
Evolent Health, Cl. A	110,954	[a,b]	3,439,574
NuVasive	29,840	[a]	1,785,924
			10,704,804
Insurance - 2.1%
Kemper	17,797		1,188,662
Selective Insurance Group	23,793		1,797,085

10

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Insurance - 2.1% (continued)
Selectquote	80,503	[a]	1,040,904
			4,026,651
Materials - 6.4%
Alamos Gold, Cl. A	146,988		1,058,314
Carpenter Technology	48,013		1,571,946
Coeur Mining	166,876	[a]	1,029,625
Hecla Mining	186,934		1,028,137
Largo Resources	66,860	[a]	702,699
Materion	16,237		1,114,508
MP Materials	53,906	[a,b]	1,737,390
Schnitzer Steel Industries, Cl. A	33,358		1,461,414
Tronox Holdings, Cl. A	100,874		2,486,544
			12,190,577
Media & Entertainment - 4.2%
Genius Sports	31,782	[a,b]	593,052
Gray Television	112,505		2,567,364
John Wiley & Sons, Cl. A	20,068		1,047,750
Lions Gate Entertainment, Cl. A	79,654	[a,b]	1,130,290
Lions Gate Entertainment, Cl. B	72,045	[a]	936,585
TEGNA	89,754		1,769,949
			8,044,990
Real Estate - 10.1%
Agree Realty	29,029	[c]	1,922,591
Equity Commonwealth	47,976	[c]	1,246,417
Highwoods Properties	23,016	[c]	1,009,482
Newmark Group, Cl. A	196,549		2,812,616
Pebblebrook Hotel Trust	69,400	[c]	1,555,254
Physicians Realty Trust	130,595	[c]	2,301,084
Potlatchdeltic	45,466	[c]	2,345,136
Rayonier	48,550	[c]	1,732,264
Retail Opportunity Investments	41,560	[c]	723,975
STAG Industrial	30,862	[c]	1,211,334
Sunstone Hotel Investors	212,029	[a,c]	2,531,626
			19,391,779
Retailing - 2.7%
Funko, Cl. A	53,180	[a]	968,408
Guess?	51,869		1,089,768
Nordstrom	40,552	[a]	1,072,600
Urban Outfitters	69,239	[a]	2,055,706
			5,186,482
Semiconductors & Semiconductor Equipment - 1.9%
Diodes	26,578	[a]	2,407,701

11

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Semiconductors & Semiconductor Equipment - 1.9% (continued)
MaxLinear		24,047	[a]	1,184,315
				3,592,016
Software & Services - 5.7%
A10 Networks		82,661	[a]	1,114,270
CSG Systems International		36,115		1,740,743
MAXIMUS		17,876		1,487,283
Progress Software		42,098		2,070,801
Verint Systems		21,551	[a]	965,269
WM Technology		79,444	[a,b]	1,151,938
Zuora, Cl. A		141,460	[a]	2,345,407
				10,875,711
Technology Hardware & Equipment - 2.7%
ADTRAN		93,993		1,763,309
Extreme Networks		140,425	[a]	1,383,186
NETGEAR		66,029	[a]	2,106,985
				5,253,480
Transportation - 1.9%
SkyWest		73,712	[a]	3,636,950
Utilities - 4.3%
Avista		38,683		1,513,279
Chesapeake Utilities		13,888		1,667,254
NorthWestern		28,152		1,613,110
Portland General Electric		34,438		1,618,242
Southwest Gas Holdings		26,354		1,762,556
				8,174,441
Total Common Stocks (cost $145,369,582)				190,186,449
	1-Day Yield (%)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,489,390)	0.06	1,489,390	[d]	1,489,390

12

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,614,078)	0.02	2,614,078	[d]	2,614,078
Total Investments (cost $149,473,050)		101.4%		194,289,917
Liabilities, Less Cash and Receivables		(1.4%)		(2,615,711)
Net Assets		100.0%		191,674,206

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2021, the value of the fund’s securities on loan was $7,397,974 and the value of the collateral was $7,464,941, consisting of cash collateral of $2,614,078 and U.S. Government & Agency securities valued at $4,850,863.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.7
Industrials	18.2
Information Technology	10.3
Real Estate	10.1
Consumer Discretionary	9.4
Energy	6.7
Materials	6.4
Health Care	5.6
Utilities	4.3
Communication Services	4.2
Investment Companies	2.2
Consumer Staples	1.3
101.4

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/20($)	Purchases($)†	Sales ($)	Value 9/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	66,898,444	(65,409,054)	1,489,390.8		1,620
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,012,229	9,626,137	(12,638,366)	-	-	72,648†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	52,635,286	(50,021,208)	2,614,078	1.4	190,958†††
Total	3,012,229	129,159,867	(128,068,628)	4,103,468	2.2	265,226

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securitites.

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,397,974)—Note 1(c):
Unaffiliated issuers	145,369,582	190,186,449
Affiliated issuers	4,103,468	4,103,468
Receivable for investment securities sold		418,454
Dividends and securities lending income receivable		108,630
Receivable for shares of Beneficial Interest subscribed		26,047
Tax reclaim receivable—Note 1(b)		746
Prepaid expenses		37,388
		194,881,182
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		156,027
Liability for securities on loan—Note 1(c)		2,614,078
Payable for investment securities purchased		293,109
Payable for shares of Beneficial Interest redeemed		67,830
Trustees’ fees and expenses payable		750
Other accrued expenses		75,182
		3,206,976
Net Assets ($)		191,674,206
Composition of Net Assets ($):
Paid-in capital		126,955,557
Total distributable earnings (loss)		64,718,649
Net Assets ($)		191,674,206

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	26,091,602	1,009,802	116,038,651	48,534,151
Shares Outstanding	1,060,968	42,566	4,683,288	1,945,089
Net Asset Value Per Share ($)	24.59	23.72	24.78	24.95

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended September 30, 2021

Investment Income ($):
Income:
Cash dividends (net of $2,691 foreign taxes withheld at source):
Unaffiliated issuers	2,764,871
Affiliated issuers	1,620
Income from securities lending—Note 1(c)	263,606
Total Income	3,030,097
Expenses:
Investment advisory fee—Note 3(a)	1,549,239
Shareholder servicing costs—Note 3(c)	148,016
Administration fee—Note 3(a)	116,192
Professional fees	100,546
Registration fees	67,876
Prospectus and shareholders’ reports	19,569
Trustees’ fees and expenses—Note 3(d)	15,632
Chief Compliance Officer fees—Note 3(c)	14,069
Custodian fees—Note 3(c)	9,723
Distribution fees—Note 3(b)	7,965
Loan commitment fees—Note 2	5,324
Interest expense—Note 2	922
Miscellaneous	21,786
Total Expenses	2,076,859
Investment Income—Net	953,238
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	33,089,313
Net change in unrealized appreciation (depreciation) on investments	45,594,697
Net Realized and Unrealized Gain (Loss) on Investments	78,684,010
Net Increase in Net Assets Resulting from Operations	79,637,248

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2021	2020
Operations ($):
Investment income—net	953,238	1,435,899
Net realized gain (loss) on investments	33,089,313	(6,129,254)
Net change in unrealized appreciation (depreciation) on investments	45,594,697	(24,248,610)
Net Increase (Decrease) in Net Assets Resulting from Operations	79,637,248	(28,941,965)
Distributions ($):
Distributions to shareholders:
Class A	(114,484)	(2,022,089)
Class C	-	(129,047)
Class I	(889,463)	(9,644,441)
Class Y	(326,361)	(3,635,523)
Total Distributions	(1,330,308)	(15,431,100)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,654,946	923,182
Class C	144,152	47,887
Class I	16,394,065	23,297,929
Class Y	6,673,946	2,218,593
Distributions reinvested:
Class A	109,265	1,935,640
Class C	-	114,926
Class I	840,147	9,102,667
Class Y	326,286	3,634,781
Cost of shares redeemed:
Class A	(4,166,076)	(4,140,271)
Class C	(554,328)	(652,400)
Class I	(41,296,107)	(35,743,011)
Class Y	(8,094,897)	(9,078,634)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(27,968,601)	(8,338,711)
Total Increase (Decrease) in Net Assets	50,338,339	(52,711,776)
Net Assets ($):
Beginning of Period	141,335,867	194,047,643
End of Period	191,674,206	141,335,867

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2021	2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	68,710	53,183
Shares issued for distributions reinvested	5,356	95,966
Shares redeemed	(192,761)	(245,966)
Net Increase (Decrease) in Shares Outstanding	(118,695)	(96,817)
Class Ca
Shares sold	5,841	2,836
Shares issued for distributions reinvested	-	5,846
Shares redeemed	(26,263)	(38,383)
Net Increase (Decrease) in Shares Outstanding	(20,422)	(29,701)
Class Ia
Shares sold	696,292	1,441,490
Shares issued for distributions reinvested	40,983	449,292
Shares redeemed	(1,789,779)	(2,133,921)
Net Increase (Decrease) in Shares Outstanding	(1,052,504)	(243,139)
Class Y
Shares sold	275,973	131,670
Shares issued for distributions reinvested	15,808	178,264
Shares redeemed	(370,892)	(527,472)
Net Increase (Decrease) in Shares Outstanding	(79,111)	(217,538)

[a]

During the period ended September 30, 2021, 4,656 Class C shares representing $112,830 were automatically converted to 4,506 Class A shares and during the period ended September 30, 2020, 221 Class I shares representing $3,772 were exchanged for 215 Class C shares.

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.58	20.11	24.49	25.18	23.19
Investment Operations:
Investment income—net[a]	.05	.10	.10	.04	.05
Net realized and unrealized gain (loss) on investments	9.06	(3.01)	(1.71)	3.37	3.94
Total from Investment Operations	9.11	(2.91)	(1.61)	3.41	3.99
Distributions:
Dividends from investment income—net	(.10)	(.10)	(0.03)	(.06)	(.09)
Dividends from net realized gain on investments	-	(1.52)	(2.74)	(4.04)	(1.91)
Total Distributions	(.10)	(1.62)	(2.77)	(4.10)	(2.00)
Net asset value, end of period	24.59	15.58	20.11	24.49	25.18
Total Return (%)[b]	58.62	(16.27)	(5.05)	15.08	17.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.42	1.31	1.36	1.37
Ratio of net expenses to average net assets	1.34	1.42	1.31	1.36	1.37
Ratio of net investment income to average net assets	.22	.55	.49	.15	.21
Portfolio Turnover Rate	54.45	79.73	69.41	84.28	76.86
Net Assets, end of period ($ x 1,000)	26,092	18,379	25,664	33,037	231

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.08	19.58	24.07	24.94	23.16
Investment Operations:
Investment (loss)—net[a]	(.13)	(.06)	(.06)	(.15)	(.20)
Net realized and unrealized gain (loss) on investments	8.77	(2.92)	(1.69)	3.32	3.95
Total from Investment Operations	8.64	(2.98)	(1.75)	3.17	3.75
Distributions:
Dividends from investment income—net	-	-	-	-	(.06)
Dividends from net realized gain on investments	-	(1.52)	(2.74)	(4.04)	(1.91)
Total Distributions	-	(1.52)	(2.74)	(4.04)	(1.97)
Net asset value, end of period	23.72	15.08	19.58	24.07	24.94
Total Return (%)[b]	57.29	(17.04)	(5.76)	14.11	16.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.19	2.31	2.08	2.19	2.30
Ratio of net expenses to average net assets	2.19	2.31	2.08	2.19	2.30
Ratio of net investment (loss) to average net assets	(.61)	(.36)	(.30)	(.67)	(.79)
Portfolio Turnover Rate	54.45	79.73	69.41	84.28	76.86
Net Assets, end of period ($ x 1,000)	1,010	950	1,815	2,646	27

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.69	20.23	24.64	25.27	23.20
Investment Operations:
Investment income—net[a]	.12	.16	.15	.11	.15
Net realized and unrealized gain (loss) on investments	9.13	(3.02)	(1.72)	3.40	3.93
Total from Investment Operations	9.25	(2.86)	(1.57)	3.51	4.08
Distributions:
Dividends from investment income—net	(.16)	(.16)	(.10)	(.10)	(.10)
Dividends from net realized gain on investments	-	(1.52)	(2.74)	(4.04)	(1.91)
Total Distributions	(.16)	(1.68)	(2.84)	(4.14)	(2.01)
Net asset value, end of period	24.78	15.69	20.23	24.64	25.27
Total Return (%)	59.18	(16.03)	(4.72)	15.43	17.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.07	1.02	1.01	1.03
Ratio of net expenses to average net assets	1.03	1.07	1.02	1.01	1.03
Ratio of net investment income to average net assets	.53	.92	.75	.46	.62
Portfolio Turnover Rate	54.45	79.73	69.41	84.28	76.86
Net Assets, end of period ($ x 1,000)	116,039	90,017	120,937	215,318	208,377

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.80	20.36	24.74	25.25	23.20
Investment Operations:
Investment income (loss)—net[a]	.13	.17	.23	(.04)	.10
Net realized and unrealized gain (loss) on investments	9.19	(3.04)	(1.79)	3.57	3.97
Total from Investment Operations	9.32	(2.87)	(1.56)	3.53	4.07
Distributions:
Dividends from investment income—net	(.17)	(.17)	(.08)	-	(.11)
Dividends from net realized gain on investments	-	(1.52)	(2.74)	(4.04)	(1.91)
Total Distributions	(.17)	(1.69)	(2.82)	(4.04)	(2.02)
Net asset value, end of period	24.95	15.80	20.36	24.74	25.25
Total Return (%)	59.22	(15.94)	(4.67)	15.49	17.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.01	1.01	.97	1.00
Ratio of net expenses to average net assets	1.00	1.00	1.00	.95	1.00
Ratio of net investment income (loss) to average net assets	.56	.97	1.23	(.14)	.42
Portfolio Turnover Rate	54.45	79.73	69.41	84.28	76.86
Net Assets, end of period ($ x 1,000)	48,534	31,990	45,631	11	7,427

a Based on average shares outstanding.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliate, Newton Investment Management North America, LLC (the “Sub-Adviser”) as the fund’s sub-investment adviser pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. As of the Effective Date, portfolio managers responsible for managing the fund’s investments who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of the Sub-Adviser, and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship

23

NOTES TO FINANCIAL STATEMENTS (continued)

at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

24

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

25

NOTES TO FINANCIAL STATEMENTS (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	190,186,449	-	-	190,186,449
Investment Companies	4,103,468	-	-	4,103,468

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

26

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2021, The Bank of New York Mellon earned $37,433 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects

27

NOTES TO FINANCIAL STATEMENTS (continued)

of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,044,255, undistributed capital gains $14,255,520 and unrealized appreciation $43,418,874.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2021 and September 30, 2020 were as

28

follows: ordinary income $1,330,308 and $1,558,223, and long-term capital gains $0 and $13,872,877, respectively.

During the period ended September 30, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $2,324,303 and increased paid-in-capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2021 was approximately $72,877 with a related weighted average annualized interest rate of 1.26%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2020 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of Class Y shares, so that the annual fund operating expenses of Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of Class Y shares average daily net assets. On or after February 1, 2022, the Adviser may terminate this expense limitation agreement at any

29

NOTES TO FINANCIAL STATEMENTS (continued)

time. During the period ended September 30, 2021, there was no reimbursements pursuant to the undertaking.

As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $116,192 during the period ended September 30, 2021.

During the period ended September 30, 2021, the Distributor retained $509 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2021, Class C shares were charged $7,965 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as

30

answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2021, Class A and Class C shares were charged $63,456 and $2,655, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2021, the fund was charged $14,939 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2021, the fund was charged $9,723 pursuant to the custody agreement.

During the period ended September 30, 2021, the fund was charged $14,069 for services performed by the Chief Compliance Officer and his

31

NOTES TO FINANCIAL STATEMENTS (continued)

staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $128,925, administration fees of $9,670, Distribution Plan fees of $625, Shareholder Services Plan fees of $5,589, custodian fees of $5,400, Chief Compliance Officer fees of $3,538 and transfer agency fees of $2,280.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2021, amounted to $101,425,491 and $130,597,035, respectively.

At September 30, 2021, the cost of investments for federal income tax purposes was $150,871,043; accordingly, accumulated net unrealized depreciation on investments was $43,418,874, consisting of $49,075,983 gross unrealized appreciation and $5,657,109 gross unrealized depreciation.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small Cap Value Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2021, the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 22, 2021

33

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $870,508 as ordinary income dividends paid during the year ended September 30, 2021 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 65.25% of ordinary income dividends paid during the year ended September 30, 2021 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2020 income tax returns.

34

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on April 29, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current investment advisory agreement (the “Current Investment Advisory Agreement”) to more clearly reflect the Adviser’s ability to employ one or more sub-investment advisers to manage the fund on a day-to-day basis and the Adviser’s responsibility to oversee and supervise any such sub-investment adviser, and to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Investment Advisory Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Investment Advisory Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on February 24-25, 2021 (the “15(c) Meeting”), at which the Board re-approved the Current Investment Advisory Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members ,none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trustees”), considered and approved the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement,

35

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Investment Advisory Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Investment Advisory Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee

36

would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Investment Advisory Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Investment Advisory Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Investment Advisory Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Investment Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Investment Advisory Agreement for the fund effective as of the Effective Date.

37

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

38

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (77)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (70)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Stephen J. Lockwood (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Stephen J. Lockwood and Company LLC, a real estate investment company, Chairman (2000-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Roslyn M. Watson (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

40

Benaree Pratt Wiley (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Interested Board Member

Bradley Skapyak (62)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 21

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Managing Counsel of BNY Mellon since September 2021, Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

42

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

43

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44

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For More Information

BNY Mellon Small Cap Value Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6944AR0921

BNY Mellon Small/Mid Cap Growth Fund

ANNUAL REPORT September 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through September 30, 2021, as provided by John R. Porter, Todd W. Wakefield, CFA, Robert C. Zeuthen, CFA, and Karen Behr of Newton Investment Management North America, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2021, BNY Mellon Small/Mid Cap Growth Fund’s Class A shares produced a total return of 22.59%, Class C shares returned 21.68%, Class I shares returned 22.90%, Class Y shares returned 22.98% and Class Z shares returned 22.79%.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of 31.98% for the same period.2

Small- and mid-cap growth stocks produced positive returns during the period, supported by government stimulus programs, accommodative central bank policies and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The fund underperformed the Index, mainly due to disappointing stock selection in the industrials, consumer discretionary and communication services sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index).

We employ a growth-oriented investment style in managing the fund’s portfolio. This means we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Government Policies and Pandemic Recovery Spur Equity Markets

The first month of the reporting period saw elevated levels of market volatility as increasing COVID-19 infection rates began to concern investors. However, resolution of the U.S. presidential election and promising progress towards a COVID-19 vaccine in November 2020 helped U.S. stocks advance. December 2020 brought vaccine approvals and passage of a second U.S. pandemic-related fiscal stimulus package, both of which helped to support the rally into the new year. A strong risk-on rally ensued, particularly in areas of the market that

2

were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt. In this environment, small- and mid-cap shares handily outperformed their large-cap counterparts.

In 2021, equity strength rotated out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical and value-oriented areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. While the Index reached its peak for the period in early February, value-oriented stocks continued to gain ground until early June. Risk appetites diminished during the spring and summer due to concerns over increasing inflationary pressures, weakening consumer confidence, disappointing employment numbers, and the spread of the Delta variant of the virus. Small- and mid-cap issues traded sideways through the end of period, while large-cap stocks continued to advance until dipping in September.

Emphasis on Secular Growth Detracts from Relative Performance

The fund’s emphasis on companies positioned for secular, long-term growth at a time when the market generally favored cyclically oriented growth shares detracted from performance compared to the Index in several sectors. Among industrials holdings, information and analytics provider Clarivate faced weakening top-line growth; aerospace and defense contractor Mercury Systems saw program delays which caused the company to reduce their outlook this year; and solar equipment maker Array Technologies experienced rising costs and logistics difficulties that negatively affected the company’s guidance. In consumer discretionary, shares in two companies that benefited from pandemic-related spending declined: digital sports gambling company DraftKings and exercise equipment maker Peloton Interactive. In communications services, overweight exposure to the sector detracted, as did holdings in cloud-based communications platform provider Bandwidth, which lost ground as the market rotated out of lockdown-beneficiary stocks.

More positively, overweight exposure to the energy sector provided a tailwind to relative returns. From an individual stock perspective, several technology holdings bolstered performance. The fund’s top holding, cloud-based customer relationship management company HubSpot, reported robust earnings and a positive outlook as a growing number of global enterprises bought into their digital platform. Other leading technology performers included real-time collaboration application provider Slack Technologies, which received an attractive acquisition bid; cybersecurity company Rapid7, another acquisition; digital and mobile commerce platform Affirm Holdings; and digital payment facilitator Square, which announced the creation of new cryptocurrency capabilities. In the materials sector, aluminum products maker Constellium rose sharply on commodity price strength, increased earnings, improved guidance and impressive cost controls. In energy, shares of oilfield services firm Cactus rose on increasing commodity prices that fueled strong demand for the company’s equipment and services.

Finding Opportunities in a Challenging Environment

Market risks have increased thus far in 2021, with bond yields trending higher, inflation likely to prove more stubborn than initially expected, and near-term, supply-chain problems persisting as the Delta variant of the COVID-19 virus slows progress toward a full economic reopening. However, corporate earnings estimates remain very strong, and infection and

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

hospitalization rates continue to improve. While cyclical growth stocks have generally outperformed longer-term, secular growth shares in recent months, there is no telling how long such a trend will persist. In this challenging environment, the fund holds relatively overweight exposure to the health care sector, where we expect non-pandemic utilization rates to rise as the virus recedes. We have also mildly increased the fund’s exposure to cyclically oriented industrial stocks, while holdings in the materials and consumer staples sectors are slightly underweight to the Index. More generally, we continue to focus on our disciplined investment process, investing in reasonably valued companies we believe are well positioned to benefit from the major technological shifts that are transforming the economic landscape.

October 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Small/Mid Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 2500™ Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon Small/Mid Cap Growth Fund on 9/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, Class I shares, and Class Z shares. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Small/Mid Cap Growth Fund with a hypothetical investment of $1,000,000 in the Russell 2500™ Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Small/Mid Cap Growth Fund on 9/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	15.55%	22.57%	18.71%
without sales charge	3/31/09	22.59%	24.03%	19.42%
Class C shares
with applicable redemption charge†	3/31/09	20.68%	23.09%	18.47%
without redemption	3/31/09	21.68%	23.09%	18.47%
Class I shares	1/1/88	22.90%	24.35%	19.72%
Class Y shares	7/1/13	22.98%	24.46%	19.81%††
Class Z shares	1/19/18	22.79%	24.29%††	19.69%††
Russell 2500™ Growth Index		31.98%	18.21%	17.20%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The total return performance figures presented for Class Z shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/19/18 (the inception date for Class Z shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small/Mid Cap Growth Fund from April 1, 2021 to September 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.85	$8.82	$3.58	$3.22	$3.88
Ending value (after expenses)	$1,036.60	$1,032.80	$1,037.80	$1,038.50	$1,037.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.81	$8.74	$3.55	$3.19	$3.85
Ending value (after expenses)	$1,020.31	$1,016.39	$1,021.56	$1,021.91	$1,021.26
†

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.73% for Class C, .70% for Class I, .63% for Class Y and .76% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2021

Description	Shares		Value ($)
Common Stocks - 97.7%
Capital Goods - 8.4%
AerCap Holdings	335,799	[a]	19,412,540
APi Group	1,494,935	[a,b]	30,421,927
Armstrong World Industries	437,850		41,801,540
Array Technologies	1,836,156	[a,c]	34,005,609
Astra Space	1,181,063	[a,c]	10,263,437
Colfax	429,992	[a,c]	19,736,633
Curtiss-Wright	236,563		29,849,519
Graco	435,963		30,504,331
Kornit Digital	297,780	[a]	43,100,677
Masco	657,393		36,518,181
Mercury Systems	768,673	[a]	36,450,474
Rexnord	590,170		37,942,029
Ribbit LEAP	273,588	[a]	2,861,730
SiteOne Landscape Supply	125,830	[a,c]	25,099,310
The AZEK Company	672,113	[a]	24,552,288
			422,520,225
Commercial & Professional Services - 3.4%
CACI International, Cl. A	193,807	[a]	50,796,815
Clarivate	2,515,544	[a,c]	55,090,414
CoStar Group	429,272	[a]	36,943,148
FTI Consulting	199,229	[a]	26,836,146
			169,666,523
Consumer Durables & Apparel - 4.2%
Callaway Golf	1,008,462	[a,c]	27,863,805
Lululemon Athletica	181,488	[a]	73,448,194
Peloton Interactive, Cl. A	1,271,858	[a]	110,715,239
			212,027,238
Consumer Services - 8.5%
Aramark	582,793		19,150,578
Chegg	291,500	[a,c]	19,827,830
DraftKings, Cl. A	1,002,319	[a,c]	48,271,683
Dutch Bros, CI. A	302,892	[a]	13,121,281
Expedia Group	710,820	[a]	116,503,398
Membership Collective Group, Cl. A	2,306,945	[a]	28,698,396
Norwegian Cruise Line Holdings	1,195,268	[a,c]	31,925,608
OneSpaWorld Holdings	717,751	[a,c]	7,155,977
Planet Fitness, Cl. A	1,795,837	[a]	141,062,996
			425,717,747
Diversified Financials - 2.8%
Ares Management, Cl. A	747,674		55,200,771
Morningstar	189,140		48,992,934

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Diversified Financials - 2.8% (continued)
Tradeweb Markets, Cl. A	430,301		34,759,715
			138,953,420
Energy - 2.4%
Cactus, Cl. A	1,506,773		56,835,478
EQT	3,213,296	[a]	65,744,036
			122,579,514
Food & Staples Retailing - .6%
Grocery Outlet Holding	1,410,488	[a,c]	30,424,226
Health Care Equipment & Services - 10.0%
1Life Healthcare	2,981,635	[a]	60,378,109
ABIOMED	237,249	[a]	77,229,295
Align Technology	162,513	[a]	108,141,026
DexCom	211,444	[a]	115,630,266
Insulet	176,273	[a]	50,102,075
Nevro	172,360	[a]	20,059,257
Oak Street Health	20,393	[a,c]	867,314
Outset Medical	190,292	[a,c]	9,408,036
Privia Health Group	558,842	[a,c]	13,166,318
Teladoc Health	257,940	[a,c]	32,709,371
Teleflex	38,981		14,678,296
			502,369,363
Insurance - 1.5%
Markel	24,260	[a]	28,993,854
Palomar Holdings	298,911	[a]	24,160,976
Reinsurance Group of America	208,699		23,219,851
			76,374,681
Materials - 1.2%
Alamos Gold, Cl. A	2,203,146		15,862,651
Constellium	2,359,311	[a]	44,307,861
			60,170,512
Media & Entertainment - 2.2%
Cardlytics	302,857	[a,c]	25,421,817
Liberty Media Corp-Liberty Formula One, Cl. C	903,082	[a]	46,427,446
Live Nation Entertainment	452,501	[a,c]	41,236,416
			113,085,679
Pharmaceuticals Biotechnology & Life Sciences - 16.7%
10X Genomics, CI. A	312,774	[a]	45,533,639
Acceleron Pharma	243,082	[a]	41,834,412
Adaptive Biotechnologies	456,722	[a]	15,523,981
Arena Pharmaceuticals	293,044	[a]	17,450,770
Ascendis Pharma, ADR	197,410	[a]	31,465,180
Biohaven Pharmaceutical Holding	673,348	[a]	93,534,771

10

Description	Shares		Value ($)
Common Stocks - 97.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 16.7% (continued)
Bio-Techne	101,947		49,400,458
Blueprint Medicines	329,417	[a]	33,867,362
Horizon Therapeutics	1,061,272	[a,c]	116,251,735
Iovance Biotherapeutics	907,406	[a]	22,376,632
Kymera Therapeutics	287,657	[a]	16,896,972
Natera	343,109	[a]	38,236,067
Neurocrine Biosciences	461,801	[a]	44,291,334
PTC Therapeutics	608,529	[a]	22,643,364
Repligen	190,684	[a]	55,105,769
Sarepta Therapeutics	989,109	[a]	91,472,800
Twist Bioscience	365,928	[a]	39,143,318
Ultragenyx Pharmaceutical	379,585	[a]	34,234,771
uniQure	346,986	[a,c]	11,107,022
Zogenix	1,283,422	[a]	19,495,180
			839,865,537
Real Estate - 2.0%
Americold Realty Trust	881,705	[d]	25,613,530
Redfin	1,541,888	[a,c]	77,248,589
			102,862,119
Retailing - 2.7%
Farfetch, Cl. A	940,554	[a]	35,251,964
National Vision Holdings	1,295,261	[a,c]	73,531,967
Ollie's Bargain Outlet Holdings	438,158	[a,c]	26,412,164
			135,196,095
Semiconductors & Semiconductor Equipment - 2.7%
Power Integrations	618,137		61,189,382
Semtech	967,936	[a]	75,469,970
			136,659,352
Software & Services - 20.3%
Affirm Holdings	402,473	[a,c]	47,946,609
Bill.com Holdings	286,936	[a,c]	76,597,565
DocuSign	159,184	[a]	40,978,737
Euronet Worldwide	496,837	[a]	63,237,413
Everbridge	483,660	[a,c]	73,052,006
HubSpot	234,675	[a]	158,661,421
Medallia	1,525,920	[a]	51,682,910
nCino	417,261	[a,c]	29,638,049
Rapid7	1,008,324	[a,c]	113,960,779
Shift4 Payments, Cl. A	586,121	[a,c]	45,436,100
Splunk	356,217	[a]	51,548,162
Square, Cl. A	378,417	[a,c]	90,759,533
Twilio, Cl. A	368,295	[a]	117,504,520

11

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 97.7% (continued)
Software & Services - 20.3% (continued)
Zendesk		503,562	[a,c]	58,609,581
				1,019,613,385
Technology Hardware & Equipment - 3.7%
Calix		673,246	[a]	33,278,550
Cognex		260,652		20,909,503
Lumentum Holdings		653,823	[a,c]	54,620,373
nLight		787,684	[a]	22,204,812
Trimble		329,486	[a]	27,100,224
Zebra Technologies, Cl. A		49,481	[a]	25,503,497
				183,616,959
Telecommunication Services - 1.0%
Bandwidth, Cl. A		580,391	[a,c]	52,397,699
Transportation - 3.4%
Lyft, Cl. A		3,193,491	[a]	171,139,183
Total Common Stocks (cost $3,277,464,015)				4,915,239,457

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 2000 Growth ETF (cost $11,852,287)		81,919	[c]	24,050,599
	1-Day Yield (%)
Investment Companies - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $100,341,826)	0.06	100,341,826	[e]	100,341,826

12

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $58,981,699)	0.02	58,981,699	[e]	58,981,699
Total Investments (cost $3,448,639,827)		101.3%		5,098,613,581
Liabilities, Less Cash and Receivables		(1.3%)		(66,999,796)
Net Assets		100.0%		5,031,613,785

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $30,421,927 or .6% of net assets.

c Security, or portion thereof, on loan. At September 30, 2021, the value of the fund’s securities on loan was $624,508,740 and the value of the collateral was $639,413,322, consisting of cash collateral of $58,981,699 and U.S. Government & Agency securities valued at $580,431,623.

d Investment in real estate investment trust within the United States.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	26.7
Information Technology	26.6
Consumer Discretionary	15.4
Industrials	15.1
Financials	4.3
Investment Companies	3.6
Communication Services	3.3
Energy	2.4
Real Estate	2.0
Materials	1.2
Consumer Staples	.6
Diversified	.1
101.3

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/20($)	Purchases($)†	Sales ($)	Value 9/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	21,664,248	1,594,302,674	(1,515,625,096)	100,341,826	2.0	78,515
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	105,376,347	337,020,448	(442,396,795)	-	-	124,404†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	1,025,868,790	(966,887,091)	58,981,699	1.1	2,025,293†††
Total	127,040,595	2,957,191,912	(2,924,908,982)	159,323,525	3.1	2,228,212

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $624,508,740)—Note 1(c):
Unaffiliated issuers	3,289,316,302	4,939,290,056
Affiliated issuers	159,323,525	159,323,525
Cash		222,651
Receivable for shares of Beneficial Interest subscribed		13,115,807
Dividends and securities lending income receivable		403,576
Prepaid expenses		140,600
		5,112,496,215
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,913,568
Liability for securities on loan—Note 1(c)		58,981,699
Payable for investment securities purchased		10,668,852
Payable for shares of Beneficial Interest redeemed		7,714,226
Trustees’ fees and expenses payable		16,666
Other accrued expenses		587,419
		80,882,430
Net Assets ($)		5,031,613,785
Composition of Net Assets ($):
Paid-in capital		2,998,836,160
Total distributable earnings (loss)		2,032,777,625
Net Assets ($)		5,031,613,785

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	729,671,920	105,685,670	3,541,042,960	472,711,206	182,502,029
Shares Outstanding	19,646,606	3,359,532	90,860,925	12,017,150	4,696,003
Net Asset Value Per Share ($)	37.14	31.46	38.97	39.34	38.86

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended September 30, 2021

Investment Income ($):
Income:
Cash dividends (net of $31,008 foreign taxes withheld at source):
Unaffiliated issuers	6,457,159
Affiliated issuers	78,515
Income from securities lending—Note 1(c)	2,149,697
Total Income	8,685,371
Expenses:
Investment advisory fee—Note 3(a)	28,814,026
Shareholder servicing costs—Note 3(c)	5,056,917
Distribution fees—Note 3(b)	1,002,966
Trustees’ fees and expenses—Note 3(d)	393,291
Registration fees	297,590
Prospectus and shareholders’ reports	219,068
Administration fee—Note 3(a)	207,300
Professional fees	130,068
Loan commitment fees—Note 2	126,657
Custodian fees—Note 3(c)	86,247
Chief Compliance Officer fees—Note 3(c)	14,069
Interest expense—Note 2	982
Miscellaneous	142,624
Total Expenses	36,491,805
Investment (Loss)—Net	(27,806,434)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	501,490,949
Net change in unrealized appreciation (depreciation) on investments	337,249,219
Net Realized and Unrealized Gain (Loss) on Investments	838,740,168
Net Increase in Net Assets Resulting from Operations	810,933,734

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2021	2020
Operations ($):
Investment (loss)—net	(27,806,434)	(12,125,862)
Net realized gain (loss) on investments	501,490,949	397,123,301
Net change in unrealized appreciation (depreciation) on investments	337,249,219	772,083,078
Net Increase (Decrease) in Net Assets Resulting from Operations	810,933,734	1,157,080,517
Distributions ($):
Distributions to shareholders:
Class A	(51,073,262)	-
Class C	(9,451,282)	-
Class I	(230,046,227)	-
Class Y	(30,298,600)	-
Class Z	(14,141,108)	-
Total Distributions	(335,010,479)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	278,465,017	117,773,547
Class C	35,369,461	18,557,850
Class I	1,517,638,785	871,515,029
Class Y	193,785,400	66,552,781
Class Z	2,227,331	1,644,317
Distributions reinvested:
Class A	47,675,490	-
Class C	8,993,788	-
Class I	221,085,492	-
Class Y	29,697,863	-
Class Z	13,203,544	-
Cost of shares redeemed:
Class A	(187,065,891)	(101,136,817)
Class C	(33,657,136)	(21,492,449)
Class I	(989,548,153)	(477,845,957)
Class Y	(126,899,189)	(67,100,042)
Class Z	(13,029,207)	(11,395,960)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	997,942,595	397,072,299
Total Increase (Decrease) in Net Assets	1,473,865,850	1,554,152,816
Net Assets ($):
Beginning of Period	3,557,747,935	2,003,595,119
End of Period	5,031,613,785	3,557,747,935

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	7,509,949	4,251,878
Shares issued for distributions reinvested	1,373,142	-
Shares redeemed	(5,061,741)	(4,012,789)
Net Increase (Decrease) in Shares Outstanding	3,821,350	239,089
Class Ca,b
Shares sold	1,115,644	788,775
Shares issued for distributions reinvested	303,844	-
Shares redeemed	(1,050,851)	(982,762)
Net Increase (Decrease) in Shares Outstanding	368,637	(193,987)
Class Ib
Shares sold	38,887,093	30,816,864
Shares issued for distributions reinvested	6,080,459	-
Shares redeemed	(25,652,617)	(18,282,340)
Net Increase (Decrease) in Shares Outstanding	19,314,935	12,534,524
Class Yb
Shares sold	4,921,622	2,350,552
Shares issued for distributions reinvested	809,647	-
Shares redeemed	(3,254,176)	(2,460,347)
Net Increase (Decrease) in Shares Outstanding	2,477,093	(109,795)
Class Zb
Shares sold	57,522	64,484
Shares issued for distributions reinvested	363,935	-
Shares redeemed	(337,080)	(413,141)
Net Increase (Decrease) in Shares Outstanding	84,377	(348,657)

[a]

During the period ended September 30, 2021, 2,763 Class C shares representing $91,766 were automatically converted to 2,350 Class A shares and during the period ended September 30, 2020, 291 Class C shares representing $5,676 were automatically converted to 253 Class A shares.

[b]

During the period ended September 30, 2021, 22,441 Class I shares representing $870,794 were exchanged for 23,536 Class A shares, 2,914 Class C shares representing $93,706 were exchanged for 2,354 Class I shares and 5,261 Class Y shares representing $203,447 were exchanged for 5,309 Class I shares. During the period ended September 30, 2020, 144 Class A shares representing $3,288 were exchanged for 139 Class I shares, 366 Class C shares representing $8,292 were exchanged for 306 Class I shares, 12,657 Class Y shares representing $364,276 were exchanged for 12,755 Class I shares and 229 Class Z shares representing $6,909 were exchanged for 238 Class A shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	32.98	21.08	24.00	19.87	16.66
Investment Operations:
Investment (loss)—net[a]	(.29)	(.17)	(.12)	(.11)	(.04)
Net realized and unrealized gain (loss) on investments	7.54	12.07	(1.23)	6.05	3.63
Total from Investment Operations	7.25	11.90	(1.35)	5.94	3.59
Distributions:
Dividends from net realized gain on investments	(3.09)	-	(1.57)	(1.81)	(.38)
Net asset value, end of period	37.14	32.98	21.08	24.00	19.87
Total Return (%)[b]	22.59	56.50	(5.17)	32.33	21.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.96	.98	1.00	1.04
Ratio of net expenses to average net assets	.95	.96	.98	1.00	1.03
Ratio of net investment (loss) to average net assets	(.77)	(.65)	(.58)	(.53)	(.20)
Portfolio Turnover Rate	37.29	55.49	49.35	56.70	67.52
Net Assets, end of period ($ x 1,000)	729,672	521,990	328,595	339,848	225,374

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	28.55	18.39	21.31	17.96	15.20
Investment Operations:
Investment (loss)—net[a]	(.49)	(.32)	(.25)	(.24)	(.16)
Net realized and unrealized gain (loss) on investments	6.49	10.48	(1.10)	5.40	3.30
Total from Investment Operations	6.00	10.16	(1.35)	5.16	3.14
Distributions:
Dividends from net realized gain on investments	(3.09)	-	(1.57)	(1.81)	(.38)
Net asset value, end of period	31.46	28.55	18.39	21.31	17.96
Total Return (%)[b]	21.68	55.25	(5.88)	31.34	21.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.73	1.74	1.73	1.79
Ratio of net expenses to average net assets	1.72	1.73	1.74	1.73	1.79
Ratio of net investment (loss) to average net assets	(1.54)	(1.42)	(1.34)	(1.27)	(.97)
Portfolio Turnover Rate	37.29	55.49	49.35	56.70	67.52
Net Assets, end of period ($ x 1,000)	105,686	85,398	58,574	62,107	37,725

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	34.40	21.94	24.85	20.46	17.09
Investment Operations:
Investment income (loss)—net[a]	(.20)	(.12)	(.08)	(.07)	.02
Net realized and unrealized gain (loss) on investments	7.86	12.58	(1.26)	6.27	3.73
Total from Investment Operations	7.66	12.46	(1.34)	6.20	3.75
Distributions:
Dividends from net realized gain on investments	(3.09)	-	(1.57)	(1.81)	(.38)
Net asset value, end of period	38.97	34.40	21.94	24.85	20.46
Total Return (%)	22.90	56.79	(4.95)	32.69	22.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.73	.74	.74	.75
Ratio of net expenses to average net assets	.70	.73	.74	.74	.75
Ratio of net investment income (loss) to average net assets	(.52)	(.42)	(.35)	(.29)	.10
Portfolio Turnover Rate	37.29	55.49	49.35	56.70	67.52
Net Assets, end of period ($ x 1,000)	3,541,043	2,461,228	1,294,518	1,207,703	497,604

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	34.67	22.09	24.99	20.55	17.15
Investment Operations:
Investment income (loss)—net[a]	(.18)	(.09)	(.06)	(.03)	.01
Net realized and unrealized gain (loss) on investments	7.94	12.67	(1.27)	6.28	3.77
Total from Investment Operations	7.76	12.58	(1.33)	6.25	3.78
Distributions:
Dividends from net realized gain on investments	(3.09)	-	(1.57)	(1.81)	(.38)
Net asset value, end of period	39.34	34.67	22.09	24.99	20.55
Total Return (%)	22.98	56.99	(4.87)	32.79	22.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.64	.64	.65	.68
Ratio of net expenses to average net assets	.63	.64	.64	.65	.68
Ratio of net investment income (loss) to average net assets	(.45)	(.33)	(.25)	(.16)	.05
Portfolio Turnover Rate	37.29	55.49	49.35	56.70	67.52
Net Assets, end of period ($ x 1,000)	472,711	330,796	213,183	221,008	420,380

a Based on average shares outstanding.

See notes to financial statements.

22

	Year Ended September 30,
Class Z Shares	2021	2020	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	34.33	21.92	24.83	20.86
Investment Operations:
Investment (loss)—net[b]	(.23)	(.14)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	7.85	12.55	(1.26)	4.04
Total from Investment Operations	7.62	12.41	(1.34)	3.97
Distributions:
Dividends from net realized gain on investments	(3.09)	-	(1.57)	-
Net asset value, end of period	38.86	34.33	21.92	24.83
Total Return (%)	22.79	56.66	(4.95)	19.03[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.84	.76	.84[d]
Ratio of net expenses to average net assets	.77	.84	.76	.84[d]
Ratio of net investment (loss) to average net assets	(.59)	(.52)	(.36)	(.42)[d]
Portfolio Turnover Rate	37.29	55.49	49.35	56.70[c]
Net Assets, end of period ($ x 1,000)	182,502	158,335	108,725	123,486

a From January 19, 2018, (commencement of initial offering) to September 30, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Prior to September 1, 2021, Mellon Investments Corporation (“Mellon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, served as the fund’s sub-investment adviser. Effective September 1, 2021 (the “Effective Date”), Newton Investment Management North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. As was the case under the sub-investment advisory agreement between the Adviser and Mellon, the Adviser (and not the fund) pays the Sub-Adviser for its sub-investment advisory services. The rate of sub-investment advisory fee payable by the Adviser to the Sub-Adviser is the same as was paid by the Adviser to Mellon pursuant to the respective sub-investment advisory agreements. As of the Effective Date, portfolio managers responsible for managing the fund’s investments as employees of Mellon became employees of the Sub-Adviser and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a

24

sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

25

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR and

26

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	4,915,239,457	-	-	4,915,239,457
Exchange-Traded Funds	24,050,599	-	-	24,050,599
Investment Companies	159,323,525	-	-	159,323,525

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign

27

NOTES TO FINANCIAL STATEMENTS (continued)

taxes payable or deferred or those subject to reclaims as of September 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2021, The Bank of New York Mellon earned $292,716 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in

28

these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

29

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $92,162,603, undistributed capital gains $314,198,940 and unrealized appreciation $1,626,416,082.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2021 and September 30, 2020 were as follows: long-term capital gains $335,010,479 and $0, respectively.

During the period ended September 30, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $58,907,786 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2021 was approximately $80,000 with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Prior to September 1, 2021, Mellon served as the fund’s sub-investment adviser and, as of September 1, 2021, the Sub-Adviser serves as the fund’s

30

sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Pursuant to separate sub-investment advisory agreements between the Adviser and Mellon and the Advisor and the Sub-Adviser, the Adviser previously paid Mellon and currently pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred

31

NOTES TO FINANCIAL STATEMENTS (continued)

in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $207,300 during the period ended September 30, 2021.

During the period ended September 30, 2021, the Distributor retained $83,111 from commissions earned on sales of the fund’s Class A shares and $9,124 and $16,764 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2021, Class C shares were charged $788,874 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended September 30, 2021, Class Z shares were charged $214,092 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2021, Class A and Class C shares were charged $1,792,302 and $262,958, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

32

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2021, the fund was charged $136,820 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2021, the fund was charged $86,247 pursuant to the custody agreement.

During the period ended September 30, 2021, the fund was charged $14,069 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $2,578,105, administration fees of $17,038, Distribution Plan fees of $86,323, Shareholder Services Plan fees of $178,880, custodian fees of $24,424, Chief Compliance Officer fees of $3,538 and transfer agency fees of $25,260.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2021, amounted to $2,288,237,406 and $1,719,830,284, respectively.

At September 30, 2021, the cost of investments for federal income tax purposes was $3,472,197,499; accordingly, accumulated net unrealized appreciation on investments was $1,626,416,082, consisting of $1,826,938,299 gross unrealized appreciation and $200,522,217 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

At a meeting on April 29, 2021, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of the fund, and BNY Mellon Advantage Funds, Inc. (the “Company”), on behalf of BNY Mellon Structured Midcap Fund (the “Acquired Fund”). The Agreement provided for the acquisition of all of the assets of the Acquired Fund by the fund, in exchange solely for Class A, Class C, Class I and Class Y shares of the fund having an aggregate net asset value equal to the value of the Acquired Fund's net assets and the assumption of the stated liabilities of the Acquired Fund by the fund. Shares of the relevant class of the fund were then distributed pro rata to the former shareholders of the Acquired Fund based on the relative net asset value per share of the Acquired Fund shares held by them compared to the net asset value per share of the corresponding class of shares of the fund. The Acquired Fund subsequently ceased operations and was terminated as a series of the Acquired Company (the “Reorganization”). On August 23, 2021, the Reorganization was approved by shareholders of the Acquired Fund and the Reorganization was consummated on November 5, 2021.

As of November 5, 2021, the Adviser contractually agreed, until one year after the Reorganization was consummated (i.e., November 5, 2022), to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of the fund’s Class A shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.93%. After November 5, 2022, the Adviser may terminate this expense limitation agreement at any time.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Small/Mid Cap Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 22, 2021

35

IMPORTANT TAX INFORMATION (Unaudited)

The fund reports the maximum amount allowable but not less than $3.0865 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code paid on December 1, 2020.

36

INFORMATION ABOUT THE APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on April 29, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon as a sub-investment adviser pursuant to a sub-investment advisory agreement with the Adviser (the “Current Sub-Advisory Agreement”), will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current investment advisory agreement (the “Current Investment Advisory Agreement”) to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Investment Advisory Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Investment Advisory Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the rate of the sub-investment advisory fee payable by the Adviser to Newton US under the New Sub-Advisory Agreement will be the same as that currently payable by the Adviser to Mellon under the Current Sub-Advisory Agreement and all material terms and conditions of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, and the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on February 24-25, 2021 (the “15(c) Meeting”), at which the Board re-approved the Current Sub-Advisory Agreement and the Current Investment Advisory Agreement for the ensuing year, other than the information about the Firm Realignment and Newton US.

37

INFORMATION ABOUT THE APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the Meeting, the Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trustees”), considered and approved the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Investment Advisory Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Sub-Advisory Agreement or the Current Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Investment Advisory Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed

38

together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Sub-Advisory Agreement and had been considered at the 15(c) Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Investment Advisory Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Investment Advisory Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Investment Advisory Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Investment Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-

39

INFORMATION ABOUT THE APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Advisory Agreement and Amended Investment Advisory Agreement for the fund effective as of the Effective Date.

40

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

41

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (77)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (70)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

42

Kenneth A. Himmel (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Stephen J. Lockwood (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Stephen J. Lockwood and Company LLC, a real estate investment company, Chairman (2000-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Roslyn M. Watson (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Interested Board Member

Bradley Skapyak (62)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 21

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

44

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Managing Counsel of BNY Mellon since September 2021, Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

45

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

46

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49

For More Information

BNY Mellon Small/Mid Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6921AR0921

BNY Mellon Tax Sensitive Total Return Bond Fund

ANNUAL REPORT September 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through September 30, 2021, as provided by Thomas Casey, Daniel Rabasco, and Jeffrey Burger, of Insight North America LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2021, BNY Mellon Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of 2.42%, Class C shares returned 1.69%, Class I shares returned 2.67% and Class Y shares returned 2.72%.1 In comparison, the fund’s benchmark, the Bloomberg 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of 1.39% for the same period.2

Municipal bonds rose during the reporting period due to strong fundamentals and concerns over possible tax increases. The fund’s Class A and C shares outperformed the Index, primarily due to the fund’s overweight position in revenue bonds.

The Fund’s Investment Approach

The fund seeks high, after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s subadviser.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

Market Benefits from Policy Support, Strong Fundamentals, and Robust Inflows

During the reporting period, the market continued to benefit from policies put in place in response to the COVID-19 pandemic, including support from the Federal Reserve (the “Fed”). While the Fed made no notable changes to monetary policy, early in the period it did commit to continuing its bond purchasing program. In the second half of the period, the Fed adopted a more hawkish tone, however.

Robust fiscal support also benefited the market. The $1.9 trillion American Rescue Plan extended unemployment benefits, provided aid to schools and businesses and sent stimulus checks to families. That supported the U.S. economy and also the municipal bond market.

2

The election also increased the likelihood of income-tax hikes for higher-income households, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers, and low interest rates overseas attracted foreign investors to the market.

Performance in the Treasury market was generally poor as the market sold off midway through the reporting period, especially at the long end of the curve. Performance in fixed-income risk markets, however, was stronger as the approval of COVID-19 vaccines provided support. Both the investment-grade and high yield corporate segments of the market posted positive returns.

In the municipal bond market, performance was also strong, supported especially by strong supply-and- demand factors. While supply surged prior to the November 2020 election, it tapered off later in the year but has remained near the record supply of last year. At the same time, flows into municipal bond mutual funds were strong, helped in part by a surge in investor optimism resulting from the approval of COVID-19 vaccines. Credit conditions also improved over the period, which resulted in spread tightening in the municipal market, with the revenue segment outperforming the general obligation segment.

Volatility experienced in the Treasury market also occurred in the municipal bond market, though to a lesser extent. Generally, the municipal yield curve flattened during the period.

Late in the reporting period, inflows slowed somewhat, and the market experienced some uncertainty in response to political debates in Washington D.C. regarding federal spending plans and the debt ceiling. The municipal bond market generally finished the period relatively richly valued versus Treasuries.

Sector and Security Selection Drove Performance

The fund benefited from an overweight position in revenue bonds. Positions in essential services, transportation, hospitals, tobacco and prepaid bonds were particularly advantageous. Certain security selections were also additive, especially in the tobacco, hospital and transportation segments. The fund did not make use of derivatives during the reporting period.

The fund’s performance versus the Index was hindered by its duration position. The fund’s longer duration hindered returns because longer maturities saw rates rise. Security selections in higher-quality sectors also contributed negatively to fund performance. For example, AA rated bonds from the New Mexico Finance Authority detracted from returns. Connecticut state general obligation bonds also underperformed.

Searching for Attractive Valuations

Given the healthy credit fundamentals, we remain constructive on the market. The economy continues to rebound, keeping tax revenues solid, and we anticipate that additional stimulus from the federal government will also be beneficial. Supply and demand factors bear watching as inflows have slowed somewhat.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The performance of the market over the past year has resulted in high valuations, but we continue to look for pockets of value. We are monitoring the actions of the Fed, and if interest rates increase, we will modify the fund’s duration positioning accordingly.

October 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc., pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Bloomberg 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg U.S. Municipal Bond Indices, and reflects investments of dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Tax Sensitive Total Return Bond Fund with a hypothetical investment of $10,000 in the Bloomberg 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”)

† Source: Factset

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Tax Sensitive Total Return Bond Fund on 9/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg U.S. Municipal Bond indices. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Tax Sensitive Total Return Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”)

† Source: Factset

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Tax Sensitive Total Return Bond Fund on 9/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg U.S. Municipal Bond indices. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/2021
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (4.5%)	3/31/09	-2.19%	1.61%	2.36%
without sales charge	3/31/09	2.42%	2.55%	2.83%
Class C shares
with applicable redemption charge †	3/31/09	0.72%	1.80%	2.07%
without redemption	3/31/09	1.69%	1.80%	2.07%
Class I shares	11/2/92	2.67%	2.81%	3.10%
Class Y shares	7/1/13	2.72%	2.83%	3.11%††
Bloomberg 3-, 5-, 7-, 10-Year
U.S. Municipal Bond Index		1.39%	2.59%	2.85%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Sensitive Total Return Bond Fund from April 1, 2021 to September 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.77	$7.54	$2.52	$2.52
Ending value (after expenses)	$1,007.70	$1,003.90	$1,009.00	$1,009.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.80	$7.59	$2.54	$2.54
Ending value (after expenses)	$1,021.31	$1,017.55	$1,022.56	$1,022.56
†

Expenses are equal to the fund’s annualized expense ratio of .75% for Class A, 1.50% for Class C, .50% for Class I and .50% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 1.7%
Banks - 1.7%
JPMorgan Chase & Co., Sr. Unscd. Notes (cost $1,000,000)	3.80	7/23/2024	1,000,000		1,057,457

Long-Term Municipal Investments - 96.9%
Arizona - 1.9%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	4.80	7/1/2028	1,000,000	[a]	1,133,369
Arkansas - 1.9%
Arkansas Development Finance Authority, Revenue Bonds, Refunding (Washington Regional Medical Center) Ser. B	5.00	2/1/2025	1,000,000		1,139,288
California - 2.0%
California Community Choice Financing Authority, Revenue Bonds (Green Bond) Ser. B1	4.00	8/1/2031	500,000	[b]	606,479
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2031	525,000	[a]	596,688
				1,203,167
Colorado - 1.9%
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2031	1,000,000		1,166,545
Florida - 8.3%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. B2	3.00	11/15/2023	1,250,000		1,251,947
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2026	1,000,000		1,176,202
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2033	1,000,000		1,101,621
Reedy Creek Improvement District, GO, Refunding, Ser. A	1.87	6/1/2026	1,435,000		1,482,898
				5,012,668

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 96.9% (continued)
Georgia - 7.9%
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2036	1,000,000		1,194,417
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Unis 3&4 Project)	5.00	1/1/2030	1,145,000		1,424,040
Main Street Natural Gas, Revenue Bonds, Ser. B, 1 Month LIBOR x.67 +.75%	0.81	9/1/2023	1,000,000	[b,c]	1,006,652
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	9/1/2026	1,000,000	[b]	1,141,758
				4,766,867
Hawaii - 2.1%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2028	1,000,000		1,251,005
Illinois - 12.8%
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	1,000,000		1,144,593
Chicago Il Waterworks, Revenue Bonds (2nd Lien Project)	5.00	11/1/2026	1,000,000		1,132,148
Chicago O'Hare International Airport, Revenue Bonds	5.25	1/1/2024	1,000,000		1,057,829
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2028	1,000,000		1,087,450
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2035	1,000,000		1,221,025
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. A	5.00	11/15/2026	1,000,000		1,155,350
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	750,000		948,763
				7,747,158
Iowa - .8%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Company Project)	3.13	12/1/2022	500,000		507,842
Kansas - .5%
Kansas Development Finance Authority, Revenue Bonds, Ser. B	4.00	11/15/2025	275,000		277,903
Maryland - 2.0%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B	5.00	7/1/2032	1,000,000		1,211,083

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 96.9% (continued)
Massachusetts - 5.4%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,000,000	1,204,458
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,200,000	1,425,689
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	500,000	630,118
				3,260,265
Minnesota - 1.4%
Duluth Independent School District No. 709, COP, Refunding, Ser. B	5.00	2/1/2024	800,000	879,339
Missouri - 1.0%
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	11/15/2027	500,000	595,241
Multi-State - 2.2%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,190,000	[a] 1,319,363
Nevada - 1.1%
Clark County School District, GO (Insured; Build America Mutual) Ser. B	5.00	6/15/2031	500,000	652,331
New Jersey - 4.7%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Port Newark Container Terminal)	5.00	10/1/2023	1,000,000	1,078,064
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2029	1,120,000	1,408,204
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	3.20	6/1/2027	355,000	361,532
				2,847,800
New York - 4.3%
New York City, GO, Ser. C	5.00	8/1/2032	400,000	519,937
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. B	2.67	3/15/2023	1,000,000	1,033,603
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2022	1,000,000	1,024,159
				2,577,699

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 96.9% (continued)
Oklahoma - 1.7%
Oklahoma Development Finance Authority, Revenue Bonds (Gilcrease Expressway West)	1.63	7/6/2023	1,000,000	1,007,969
Pennsylvania - 15.1%
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	1,000,000	1,177,593
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. AX	5.00	6/15/2028	500,000	627,461
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	1,000,000	1,000,000
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2027	750,000	930,655
Philadelphia, GO, Ser. A	5.00	5/1/2029	1,000,000	1,276,076
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000	1,223,494
Philadelphia Gas Works, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2030	750,000	974,488
Philadelphia Water & Wastewater, Revenue Bonds, Refunding	5.00	10/1/2033	500,000	659,394
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	1,000,000	1,232,155
				9,101,316
Rhode Island - 4.3%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2025	1,250,000	1,457,367
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2026	1,000,000	1,152,019
				2,609,386
Tennessee - 2.2%
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.25	9/1/2026	1,120,000	1,330,353
Texas - 8.9%
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2031	500,000	574,698

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 96.9% (continued)
Texas - 8.9% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	4.00	8/15/2032	500,000	597,664
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. D	5.75	8/15/2033	1,000,000	1,157,316
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2029	750,000	832,233
Love Field Airport Modernization Corp., Revenue Bonds	5.00	11/1/2027	1,000,000	1,170,586
San Antonio Texas Electric & Gas Systems, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	610,000	805,204
Texas, GO, Refunding, Ser. B	4.00	8/1/2031	200,000	224,740
				5,362,441
Washington - 2.5%
Port of Seattle, Revenue Bonds	5.00	4/1/2027	1,000,000	1,213,760
Spokane Water & Wastewater, Revenue Bonds (Green Bond)	4.00	12/1/2031	250,000	275,930
				1,489,690
Total Long-Term Municipal Investments (cost $55,234,768)			58,450,088
Total Investments (cost $56,234,768)			98.6%	59,507,545
Cash and Receivables (Net)			1.4%	831,329
Net Assets			100.0%	60,338,874

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $3,049,420 or 5.05% of net assets.

b These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

13

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	17.6
Education	11.2
Medical	9.8
Airport	8.8
Transportation	6.2
General Obligation	5.8
Water	5.3
Student Loan	4.8
Development	4.6
Nursing Homes	4.5
Tobacco Settlement	4.2
School District	3.1
Utilities	2.9
Power	2.4
Multifamily Housing	2.2
Facilities	1.8
Banks	1.7
Single Family Housing	1.7
98.6

† Based on net assets.

See notes to financial statements.

14

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	56,234,768	59,507,545
Cash		242,612
Interest receivable		641,864
Receivable for shares of Beneficial Interest subscribed		75
Prepaid expenses		31,087
		60,423,183
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		15,447
Payable for shares of Beneficial Interest redeemed		8,111
Trustees’ fees and expenses payable		1,295
Other accrued expenses		59,456
		84,309
Net Assets ($)		60,338,874
Composition of Net Assets ($):
Paid-in capital		53,163,641
Total distributable earnings (loss)		7,175,233
Net Assets ($)		60,338,874

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,577,245	49,552	56,711,089	988
Shares Outstanding	160,238	2,218	2,538,221	44.25
Net Asset Value Per Share ($)	22.32	22.34	22.34	22.33

See notes to financial statements.

16

STATEMENT OF OPERATIONS

Year Ended September 30, 2021

Investment Income ($):
Interest Income	2,552,131
Expenses:
Investment advisory fee—Note 3(a)	385,417
Professional fees	97,985
Registration fees	66,888
Administration fee—Note 3(a)	57,813
Shareholder servicing costs—Note 3(c)	16,087
Chief Compliance Officer fees—Note 3(c)	14,069
Prospectus and shareholders’ reports	8,775
Loan commitment fees—Note 2	4,665
Trustees’ fees and expenses—Note 3(d)	4,230
Custodian fees—Note 3(c)	3,203
Distribution fees—Note 3(b)	472
Miscellaneous	25,562
Total Expenses	685,166
Less—reduction in expenses due to undertaking—Note 3(a)	(203,334)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,935)
Net Expenses	478,897
Investment Income—Net	2,073,234
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,866,598
Net change in unrealized appreciation (depreciation) on investments	(2,717,339)
Net Realized and Unrealized Gain (Loss) on Investments	1,149,259
Net Increase in Net Assets Resulting from Operations	3,222,493

See notes to financial statements.
17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2021	2020
Operations ($):
Investment income—net	2,073,234	3,286,826
Net realized gain (loss) on investments	3,866,598	6,230,638
Net change in unrealized appreciation (depreciation) on investments	(2,717,339)	(6,156,088)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,222,493	3,361,376
Distributions ($):
Distributions to shareholders:
Class A	(193,015)	(185,222)
Class C	(3,862)	(6,353)
Class I	(5,596,455)	(7,324,701)
Class Y	(9,362)	(14,947)
Total Distributions	(5,802,694)	(7,531,223)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	214,579	825,856
Class C	-	39,016
Class I	7,706,562	13,902,471
Distributions reinvested:
Class A	190,223	179,366
Class C	3,403	5,865
Class I	5,413,509	6,674,188
Class Y	-	537
Cost of shares redeemed:
Class A	(477,970)	(1,628,684)
Class C	(47,519)	(84,828)
Class I	(63,610,543)	(174,036,128)
Class Y	(251,579)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(50,859,335)	(154,122,341)
Total Increase (Decrease) in Net Assets	(53,439,536)	(158,292,188)
Net Assets ($):
Beginning of Period	113,778,410	272,070,598
End of Period	60,338,874	113,778,410

18

	Year Ended September 30,
	2021	2020
Capital Share Transactions (Shares):
Class A
Shares sold	9,508	36,145
Shares issued for distributions reinvested	8,454	7,877
Shares redeemed	(21,145)	(69,865)
Net Increase (Decrease) in Shares Outstanding	(3,183)	(25,843)
Class C
Shares sold	-	1,699
Shares issued for distributions reinvested	151	258
Shares redeemed	(2,111)	(3,772)
Net Increase (Decrease) in Shares Outstanding	(1,960)	(1,815)
Class I
Shares sold	337,714	605,211
Shares issued for distributions reinvested	240,322	292,430
Shares redeemed	(2,815,104)	(7,469,456)
Net Increase (Decrease) in Shares Outstanding	(2,237,068)	(6,571,815)
Class Y
Shares issued for distributions reinvested	-	23
Shares redeemed	(11,175)	-
Net Increase (Decrease) in Shares Outstanding	(11,175)	23

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.95	23.53	22.46	23.05	23.43
Investment Operations:
Investment income—net[a]	.43	.49	.51	.49	.48
Net realized and unrealized gain (loss) on investments	.11	.20	1.08	(.57)	(.35)
Total from Investment Operations	.54	.69	1.59	(.08)	.13
Distributions:
Dividends from Investment income—net	(.42)	(.49)	(.51)	(.48)	(.47)
Dividends from net realized gain on investments	(.75)	(.78)	(.01)	(.03)	(.04)
Total Distributions	(1.17)	(1.27)	(.52)	(.51)	(.51)
Net asset value, end of period	22.32	22.95	23.53	22.46	23.05
Total Return (%)[b]	2.42	3.09	7.17	(.36)	.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.94	.88	.85	.85
Ratio of net expenses to average net assets	.74	.70	.70	.70	.70
Ratio of net investment income to average net assets	1.91	2.17	2.24	2.10	2.08
Portfolio Turnover Rate	12.27	16.34	29.19	31.75	20.30
Net Assets, end of period ($ x 1,000)	3,577	3,750	4,454	6,469	16,714

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended September 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.96	23.54	22.47	23.06	23.43
Investment Operations:
Investment income—net[a]	.26	.32	.34	.29	.30
Net realized and unrealized gain (loss) on investments	.12	.20	1.08	(.54)	(.33)
Total from Investment Operations	.38	.52	1.42	(.25)	(.03)
Distributions:
Dividends from investment income—net	(.25)	(.32)	(.34)	(.31)	(.30)
Dividends from net realized gain on investments	(.75)	(.78)	(.01)	(.03)	(.04)
Total Distributions	(1.00)	(1.10)	(.35)	(.34)	(.34)
Net asset value, end of period	22.34	22.96	23.54	22.47	23.06
Total Return (%)[b]	1.69	2.32	6.36	(1.12)	(.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.64	2.34	2.02	1.84	1.64
Ratio of net expenses to average net assets	1.49	1.44	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.16	1.45	1.49	1.33	1.34
Portfolio Turnover Rate	12.27	16.34	29.19	31.75	20.30
Net Assets, end of period ($ x 1,000)	50	96	141	191	585

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.97	23.55	22.48	23.07	23.44
Investment Operations:
Investment income—net[a]	.49	.54	.57	.54	.53
Net realized and unrealized gain (loss) on investments	.11	.21	1.08	(.56)	(.33)
Total from Investment Operations	.60	.75	1.65	(.02)	.20
Distributions:
Dividends from Investment income—net	(.48)	(.55)	(.57)	(.54)	(.53)
Dividends from net realized gain on investments	(.75)	(.78)	(.01)	(.03)	(.04)
Total Distributions	(1.23)	(1.33)	(.58)	(.57)	(.57)
Net asset value, end of period	22.34	22.97	23.55	22.48	23.07
Total Return (%)	2.67	3.35	7.48	(.10)	.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.65	.55	.55	.56
Ratio of net expenses to average net assets	.49	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.16	2.43	2.49	2.36	2.33
Portfolio Turnover Rate	12.27	16.34	29.19	31.75	20.30
Net Assets, end of period ($ x 1,000)	56,711	109,675	267,212	262,833	248,973

a Based on average shares outstanding.

See notes to financial statements.

22

	Year Ended September 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	22.96	23.55	22.48	23.06	23.43
Investment Operations:
Investment income—net[a]	.51	.56	.57	.54	.54
Net realized and unrealized gain (loss) on investments	.10	.18	1.08	(.55)	(.34)
Total from Investment Operations	.61	.74	1.65	(.01)	.20
Distributions:
Dividends from Investment income—net	(.49)	(.55)	(.57)	(.54)	(.53)
Dividends from net realized gain on investments	(.75)	(.78)	(.01)	(.03)	(.04)
Total Distributions	(1.24)	(1.33)	(.58)	(.57)	(.57)
Net asset value, end of period	22.33	22.96	23.55	22.48	23.06
Total Return (%)	2.72	3.31	7.48	(.11)	.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.67	.57	.56	.55
Ratio of net expenses to average net assets	.49	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.15	2.43	2.49	2.35	2.33
Portfolio Turnover Rate	12.27	16.34	29.19	31.75	20.30
Net Assets, end of period ($ x 1,000)	1	258	264	507	6,980

a  Based on average shares outstanding.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Sensitive Total Return Bond Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Prior to September 1, 2021, Mellon Investments Corporation (“Mellon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, served as the fund’s sub-investment adviser. Effective September 1, 2021 (the “Effective Date”), Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. As was the case under the sub-investment advisory agreement between the Adviser and Mellon, the Adviser (and not the fund) pays the Sub-Adviser for its sub-advisory services. The rate of sub-investment advisory fee payable by the Adviser to the Sub-Adviser is the same as was paid by the Adviser to Mellon pursuant to the respective sub-investment advisory agreements. As of the Effective Date, portfolio managers responsible for managing the fund’s investments as employees of Mellon became employees of the Sub-Adviser and are no longer employees of Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold

24

primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

25

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

26

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Corporate Bonds	-	1,057,457	-	1,057,457
Municipal Securities	-	58,450,088	-	58,450,088

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income

27

NOTES TO FINANCIAL STATEMENTS (continued)

markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

28

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $19,225, undistributed ordinary income $93,530, undistributed capital gains $3,789,701 and unrealized appreciation $3,272,777.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2021 and September 30, 2020 were as follows: tax-exempt income $1,905,630 and $2,958,583, ordinary income $172,770 and $1,452,801, and long-term capital gains $3,724,294 and $3,119,839, respectively.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from October 1, 2021 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .45% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from February 1, 2021 through February 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding expenses describe above) exceed .50% of the value of the fund’s average daily net assets. On or after February 1, 2022, the Adviser. may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $203,334 during the year ended September 30, 2021.

Prior to September 1, 2021, Mellon served as the fund’s sub-investment adviser and, as of September 1, 2021, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of a

30

portion of the fund’s portfolio. Pursuant to separate sub-investment advisory agreements between the Adviser and Mellon and the Adviser and the Sub-Adviser, the Adviser previously paid Mellon and currently pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration

31

NOTES TO FINANCIAL STATEMENTS (continued)

Agreement, the fund was charged $57,813 during the period ended September 30, 2021.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2021, Class C shares were charged $472 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2021, Class A and Class C shares were charged $9,289 and $157, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are

32

related to fund subscriptions and redemptions. During the period ended September 30, 2021, the fund was charged $3,639 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2021, the fund was charged $3,203 pursuant to the custody agreement. These fees were partially offset by earnings credits of $2,935.

During the period ended September 30, 2021, the fund was charged $14,069 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $20,109, administration fees of $3,016, Distribution Plan fees of $31, Shareholder Services Plan fees of $748, custodian fees of $567, Chief Compliance Officer fees of $3,538 and transfer agency fees of $661, which are offset against an expense reimbursement currently in effect in the amount of $13,223.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended September 30, 2021, amounted to $11,536,152 and $64,460,758, respectively.

At September 30, 2021, the cost of investments for federal income tax purposes was $56,234,768; accordingly, accumulated net unrealized appreciation on investments was $3,272,777 consisting of $3,335,768 gross unrealized appreciation and $62,991 gross unrealized depreciation.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Tax Sensitive Total Return Bond Fund (the “Fund”), a series of BNY Mellon Investment Funds I, including the statement of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
November 22, 2021

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IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2021 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $148,843 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV, which will be mailed in early 2022. The fund reports the maximum amount allowable but not less than $.7471 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0048 as a short-term capital gain dividend paid on December 23, 2020 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

35

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on April 29, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) fixed-income capabilities with Insight North America LLC (“INA”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon as a sub-investment adviser pursuant to a sub-investment advisory agreement with the Adviser (the “Current Sub-Advisory Agreement”), will become employees of INA as of the Effective Date. Consequently, the Adviser proposed to engage INA to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current investment advisory agreement (the “Current Investment Advisory Agreement”) to reflect the engagement of INA as sub-investment adviser to the fund (as proposed to be amended, the “Amended Investment Advisory Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which INA would serve as sub-investment adviser to the fund, and the Amended Investment Advisory Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of INA; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the rate of the sub-investment advisory fee payable by the Adviser to INA under the New Sub-Advisory Agreement will be the same as that currently payable by the Adviser to Mellon under the Current Sub-Advisory Agreement and all material terms and conditions of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, and the Adviser (and not the fund) will pay INA for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on February 24-25, 2021 (the “15(c) Meeting”), at which the Board re-approved the Current Sub-Advisory Agreement and the Current Investment Advisory Agreement for the ensuing year, other than the information about the Firm Realignment and INA.

At the Meeting, the Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trustees”), considered and approved the New Sub-Advisory Agreement

36

and the Amended Investment Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Investment Advisory Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding INA; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Sub-Advisory Agreement or the Current Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by INA to the fund under the New Sub-Advisory Agreement, the Board considered: (i) INA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by INA after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by INA under the New Sub-Advisory Agreement, as well as INA’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Investment Advisory Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by INA under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Investment Advisory Agreement.

37

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND THE APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Sub-Advisory Agreement and had been considered at the 15(c) Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to INA in relation to the fee paid to the Adviser by the fund and the respective services provided by INA and the Adviser. The Board recognized that, because INA’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Investment Advisory Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including INA, at the 15(c) Meeting. The Board concluded that the proposed fee payable to INA by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Investment Advisory Agreement and INA under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to INA would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Investment Advisory Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Investment Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to INA as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Investment Advisory Agreement for the fund effective as of the Effective Date.

38

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

39

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (77)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (70)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

40

Kenneth A. Himmel (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Stephen J. Lockwood (74)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Stephen J. Lockwood and Company LLC, a real estate investment company, Chairman (2000-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Roslyn M. Watson (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (75)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Interested Board Member

Bradley Skapyak (62)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 21

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since December 2008 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Managing Counsel of BNY Mellon since September 2021, Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

43

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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45

For More Information

BNY Mellon Tax Sensitive Total Return Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America, LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6935AR0921A

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $198,210 in 2020 and $200,510 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,320 in 2020 and $32,320 in 2021. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2020 and $0 in 2021. These services consisted of: review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $0 in 2021.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,624,805 in 2020 and $3,851,043 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: January 06, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: January 06, 2022

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: January 06, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)